UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09120

PRUDENT BEAR FUNDS, INC.
(Exact name of registrant as specified in charter)

 8140 Walnut Hill Lane
Suite 300
Dallas, TX  75231
(Address of principal executive offices) (Zip code)

David W. Tice
David W. Tice & Associates, LLC
43-46 Norre Gade, Suite 137
St. Thomas, U.S. Virgin Islands  00802
(Name and address of agent for service)

1-800-711-1848
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2007

Item 1. Report to Stockholders.

Annual Report	September 30, 2007

Prudent Bear Fund
No Load Shares
Class C Shares

Prudent Global Income Fund

Prudent Bear

Funds, Inc.

Prudent Bear Funds, Inc.

Prudent Bear Fund
No Load Shares

For the period ended September 30, 2007
		Annualized
	One	Five	Ten	Since
	Year	Year	Year	Inception
Prudent Bear Fund – No Load Shares	5.49%	(3.46)%	1.39%	(1.36)%
S&P 500 Index(1)	16.44%	15.45%	6.57%	9.86%
NASDAQ Composite Index(2)	19.62%	18.18%	4.83%	8.44%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data for the most recent month-end may be obtained by visiting www.prudentbear.com. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held less than 30 days. If it did, total returns would be reduced.

(1)
The Standard & Poor’s 500 (S&P 500) Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  It is not possible to invest directly in an index.

(2)	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. It is not possible to invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on 9/30/97. Returns shown for the Prudent Bear Fund – No Load Shares and the S&P 500 Index include the reinvestment of all dividends.  Returns shown for the NASDAQ Composite Index do not include the reinvestments of dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Class C Shares

For the period ended September 30, 2007
		Annualized
	One	Five	Since
	Year	Year	Inception
Prudent Bear Fund – Class C Shares	4.61%	(4.18)%	5.03%
S&P 500 Index(1)	16.44%	15.45%	4.06%
NASDAQ Composite Index(2)	19.62%	18.18%	1.35%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data for the most recent month-end may be obtained by visiting www.prudentbear.com. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held less than 30 days. If it did, total returns would be reduced.

(1)
The Standard & Poor’s 500 (S&P 500) Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  It is not possible to invest directly in an index.

(2)	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. It is not possible to invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on 2/08/99 (commencement of operations for the Class C Shares). Returns shown for the Prudent Bear Fund – Class C Shares and the S&P 500 Index include the reinvestment of all dividends. Returns shown for the NASDAQ Composite Index do not include the reinvestments of dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prudent Bear Funds, Inc.

Prudent Global Income Fund

For the period ended September 30, 2007
		Annualized
	One	Five	Since
	Year	Year	Inception
Prudent Global Income Fund	13.68%	8.23%	7.52%
Citigroup Europe WGBI(1)(2)	12.34%	11.43%	10.32%
Merrill Lynch Global
Government Bond Index II(2)(3)	8.47%	6.89%	6.88%
Merrill Lynch Pan-Europe
Government 1-3 Year Index(4)	15.66%	10.66%	9.12%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data for the most recent month-end may be obtained by visiting www.prudentbear.com. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held less than 30 days. If it did, total returns would be reduced.

Prudent Bear Funds, Inc.

(1)
The Citigroup Europe World Government Bond Index (WGBI) consists of those fifteen sectors of the Citigroup Europe WGBI that are geographically located in Europe, namely Austria, Belgium, Denmark, Finland, France, Greece, Germany, Ireland, Italy, the Netherlands, Portugal, Spain, Sweden, Switzerland and the United Kingdom.  It is not possible to invest directly in an index.

(2)
The Fund changed its broad-based market index from the Citigroup Europe WGBI to the Merrill Lynch Global Government Bond Index II because we believe the Merrill Lynch Global Government Bond Index II more accurately reflects the Fund’s investment program.

(3)
The Merrill Lynch Global Government Bond Index II tracks the performance of public debt of investment grade sovereign issuers, issued and denominated in their own domestic market and currency. It is a market value-weighted measure of these bonds. It is not possible to invest directly in an index.

(4)
The Merrill Lynch Pan-Europe Government 1-3 Year Index tracks the total return performance of the outstanding debt of European sovereign issuers.  It is a market capitalization-weighted basket comprising Euro participant, Denmark, Sweden, Switzerland, and U.K. sovereign bonds issued in their respective domestic markets and denominated in their local currency.  This index is further segmented by debt issues maturing from 1-3 years.  It is not possible to invest directly in an index.

This chart assumes an initial gross investment of $10,000 made on 2/02/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prudent Bear Funds, Inc.

November 7, 2007
Dear fellow shareholders:

The Prudent Bear Fund no-load shares returned 5.49% for the 12 months ending September 30, 2007, while the S&P 500 returned 16.44% and the NASDAQ Composite Index returned 20.52%. All returns include reinvestment of dividends.

Despite the summer reversal, stocks ended September well above their levels of six months prior. Thanks to risk control, along with a strong rebound in precious metals mining companies, the fund posted a positive return over the six months since our last letter.

The Prudent Global Income Fund returned 13.68% for the 12 months ending September 30, 2007 as the dollar index fell by 9.67%. (The dollar index compares the U.S. dollar to a basket of currencies of our major trading partners.) The fund benefited from a weakening dollar as well as strong performance from its gold stock allocation. Shareholders also benefited from coupon income generated by the fund’s foreign and U.S. government bonds.

An extraordinary period

It’s been an extraordinary period since our last shareholder letter six months ago, replete with staggering global debt issuance and merger and acquisition (M&A) activity; bouts of market euphoria and record global equities prices; near financial meltdown evoking unprecedented central bank interventions; and dramatic market recoveries emboldening the bullish partisans and enterprising speculators.  And let’s not forget surging oil, gold and commodities prices.  The early summer saw risk premiums at near record lows only to abruptly reverse course and widen to levels not experienced since the Long-Term Capital Management crisis back in 1998.  As we suspected, robustness at the surface was masking acute underlying credit system fragilities.  Current efforts to sustain the credit bubble are fraught with great risk.

Crisis in review

A brief timeline will set the backdrop for our analysis.  After a bout of late first-quarter subprime-related weakness, a dazzling M&A boom drew attention away from mortgage troubles to drive robust second-quarter global stock market gains.  On July 10, Citigroup CEO Chuck Prince made his now infamous quote:  “When the music stops, in terms of liquidity, things will be complicated. But as long as the music is playing, you’ve got to get up and dance. We’re still dancing.”  The S&P 500 danced to an all-time high on July 16th.  The next day, Bear Stearns dropped a hedge fund bombshell, notifying investors that their High-Grade Structured Credit Strategies Fund had lost 91% of its value and the High-Grade Structured Credit Strategies Enhanced Leverage Fund suffered a complete loss.  Repercussions were immediate and global.  By the end of the month, Jochen Sanio, President of the German Federal Financial Supervisory Authority, was said to have warned of “the worst banking crisis since 1931.”

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Within a few short weeks, credit euphoria had succumbed to financial crisis.  U.S. equities suffered their first 10% correction in several years, although the decline was mild in relation to the dramatic seizing up of much of the credit market.  But the equities’ bearish correction proved short-lived.  On August 21, after a private meeting with the head of the Federal Reserve, Senate banking committee chairman Christopher Dodd stated that, quoting the Financial Times, “Mr. Bernanke had told him he would use ’all the tools’ at his disposal to contain market turmoil and prevent it from damaging the economy.”  On September 11th, Bank of England Governor Mervyn King warned that efforts by his counterparts to shore up the financial system could “sow the seeds of a future financial crisis.”  The specter of panicky runs on Countrywide Financial here at home and Northern Rock in the UK immediately prompted global central bankers to begin concerted liquidity injection operations.  The Fed surprised the markets with a 50 basis point cut on September 18th.  Equities were off and sailing again, while energy, precious metals, commodities and currency prices went flying.  Our beleaguered dollar was pummeled, while commodities’ indices posted their best monthly gains in thirty years.

How we got here

The spectacle of financial crisis always draws attention away from the excesses that had sowed its seeds.  And excesses in the financial sector were unprecedented leading up to the recent crisis. According to Federal Reserve “flow of funds” data, financial sector borrowings accelerated to an almost 10% rate during the first half of 2007.  Reinforcing a trend now in place for years, record credit system expansion drove “Wall Street finance.”  Broker/dealer assets expanded at an astounding 30% annual rate during the first-half to $3.155 trillion.  This placed two-year growth at 55%, with the broker/dealers having doubled in size in just three and a half years.

Outstanding asset-backed securities (ABS) increased at a 14% rate during the first half to $4.3 trillion, and agency mortgage-backed securities (MBS) 13% to $4.1 trillion.  The booming ABS market doubled in size from the beginning of 2004 through June 2007.  Through the week of July 25th, commercial paper (CP) had expanded an unprecedented $450 billion y-t-d, or 44% annualized.  Paralleling the CP growth trajectory, primary dealer “repo” positions, as reported by the New York Fed, rose $556 billion y-t-d through the first week of August to $4.0 trillion.  At $265 billion, first-half collateralized debt obligation (CDO) issuance was running 26% ahead of 2006’s record pace.

Not to be forgotten, bank credit growth accelerated to a 12% rate during the 2nd quarter.  Citigroup ballooned its balance sheet $200 billion, while Citigroup, Bank of America, JPMorgan Chase, Wachovia and Wells Fargo combined for 2nd quarter asset growth of $349 billion, or 23% annualized.  Importantly, the divergence that emerged in the second half of 2006 between real economy moderation and financial sector growth acceleration went to only more destabilizing extremes.

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First-half global M&A activity surged 50% to almost $2.8 trillion.  Domestic M&A volume rose 36% to more than $1.0 trillion.  Financing this bubble required record leveraged loan sales and junk bond issuance.  Despite the unfolding mortgage debacle, “Wall Street finance” didn’t miss a beat as it replaced out-of-favor mortgages with high-yield acquisition-related loans to fuel its bustling structured credit products business.  Merrill Lynch reported first-half net income of $4.3 billion, more than double the year earlier level.

Enjoying impressive returns and a tidal wave of inflows, total hedge fund assets swelled to an estimated $1.75 trillion.  And, according to the Financial Times, “Buy-out titans and hedge fund managers stormed the citadel of US wealth last year… Nearly half of the 45 new entrants in the [Forbes] latest tally of US billionaires… came from the neighboring worlds of private equity and hedge funds.”  Popular “quant,” so called “market neutral,” and “130/30” (130% long and 30% short) strategies received more than their share of rampant inflows, laying the groundwork for their respective contributions to summer market tumult.

Nowhere, however, were excesses more stupefying than in derivatives.  According to the Bank of International Settlements, total over-the-counter (OTC) derivatives positions ended 2006 at $415 trillion, up 60% in just two years.  Interest rate swap positions increased 38% y-o-y to $347 trillion, while equities derivatives jumped 57% to $10 trillion.  Posting the fastest growth, the market for credit derivatives was said to have expanded almost a third during the first half to $45.5 trillion, with one-year growth of 75%.

Seeds of a crisis

When the credit market began to falter toward the end of July, daily trading volumes in the US CDX investment grade index (a basket of corporate credit derivatives) jumped almost eight times normal volume to $220 billion.  The scramble to hedge risk and reduce exposure throughout the marketplace precipitated almost immediate illiquidity issues and market dislocation.  With greed hastily turning to fear, few were willing and able to take the other side of the market’s attempt to liquidate credit and market risk.

Seized up markets included asset-backed commercial paper and other money market instruments, markets that are typically immune from financial turbulence.  Indeed, “triple-A” and other perceived safe and liquid instruments resided at the crisis’s epicenter.  The global inter-bank lending market became badly dislocated.  Players chose to hoard the cash they would need over the coming weeks and months to pay-down maturing borrowings from off-balance sheet conduits no longer able to roll money market liabilities.  Global central bank injections of several hundred billion were required to accommodate the bank lending market.

Our analytical framework – and specifically the careful examination of the underlying financial structure – has been invaluable in understanding both the contours of this

Prudent Bear Funds, Inc.

summer’s financial upheaval and the essence of the expanding credit crisis more generally.  Central to our analysis, is the concept of “Alchemy of Wall Street Finance” –  the process of transforming risky loans into readily marketable securities.  Inherently, this “alchemy” becomes progressively riskier throughout the life of the credit boom, turning particularly precarious with late-cycle gross financial excess and economic imbalances.  At the same time, “Moneyness of Credit” often plays a pivotal role in sustaining the boom in spite of deteriorating credit conditions.  Credit instruments retaining market perceptions of safety and liquidity will often be inflated in great volumes.  It is precisely these dynamics that have been critical over the past few years in transforming extraordinarily risky U.S. mortgage debt into coveted top-rated securities through the “money,” securitization and derivatives markets.

Market revelations

The world recognized this past summer that “AAA” was no longer synonymous with safety and liquidity.  This rude awakening was at the crux of a major redirection of financial flows away from U.S. mortgages, exposure that had come to permeate all facets of the global financial system.  Demonstrating true Minskian “Ponzi-Finance” dynamics, these reshaped liquidity dynamics proved self-reinforcing, exposing deep underlying structural deficiencies and fragilities that worked to intensify outflows.  This turnabout in speculative flows abruptly cut off finance for much of the U.S. mortgage industry, with devastating consequences for scores of thinly capitalized originators and mortgage real estate investment trusts.  Even mortgage behemoth Countrywide Financial faced difficulties rolling its short-term obligations.  The markets for jumbo, “Alt-A,” and “option-ARM” mortgages virtually shut down overnight.

The nature of contemporary financial structures ensured that a dislocation in the mortgage market would not be limited to subprime, but would precipitate a crisis throughout “structured finance.”  For example, financing terms for the leveraged players significantly tightened.  This exacerbated what was already painful deleveraging and illiquidity throughout the global markets, especially for securitizations.  The major “money center” banks were then stuck with an estimated $350 billion of M&A loans they could no longer package and sell.  The leveraged loan and junk bond markets basically closed for business, while CDO and ABS volumes dropped precipitously.  Wall Street’s overheated M&A machine found sand in its gears, and deal flow quickly fell by more than half.

The credit crunch prompted a 72% year-over-year plunge in September “private-label” non-agency MBS, a severe blow for an already faltering U.S. housing market.  Nowhere were the consequences of this dynamic more evident than in California housing, where a dramatic credit tightening literally developed overnight.  A real estate market that had for the most part maintained its composure in the face of subprime tumult began to come apart.  As the securitization market ground to a halt in August, the virtually unlimited supply of cheap “jumbo” mortgage credit began to disappear.  With many prospective

Prudent Bear Funds, Inc.

buyers cut off from finance, and throngs of strained borrowers facing payment resets without the ability to refinance, the fate of this historic real estate bubble was sealed.  Sales proceeded to fall to 20-year lows.

California sales are weak at the lower-end and upper-end, in the North and the South.  A top California Association of Realtors (C.A.R.) executive commented: “The impact of the credit crunch spread throughout all tiers of the market in September.”  California is said to have accounted for 45% of jumbo mortgages securitized last year.  Combined with notable weakness in Florida and elsewhere, the mortgage crisis has progressed far beyond subprime – enveloping the entire non-agency marketplace.  Indeed, we fully expect subprime losses to pale in comparison to those festering today at the less-than-prime “upper-end.”  Aberrant credit conditions – including “no-doc,” zero-down, “option-ARM,” negative-amortization, “teaser,” and reset mortgages – have left scores of inflated regional and local markets highly susceptible to credit tightening and economic slowdown.

Crisis not averted

This summer’s financial crisis incited what we expect was only the initial “run” from “Wall Street finance” – while providing an indication of credit tightening to come.  Fundamentally, the structure of the financial system has been altered radically – and weakened immeasurably – especially since the Fed’s post-tech bubble “reflation.”  Consider that Wall Street’s asset-backed securities market mushroomed from $1.73 trillion to begin 2002 to $4.3 trillion this past June.  Total mortgage debt doubled to $14 trillion.  This corresponded, not coincidently, with an explosion in derivative positions and trading.  Both represented a major departure in scope and character from what had been steady growth in “structured finance” previously dominated by the government-sponsored enterprises (GSEs) and agency MBS.  Not only did Wall Street grab the mortgage finance bubble baton from the GSEs, The Street elevated “structured credit products” and various market-based strategies into the nucleus of system risk intermediation.

Especially during periods of credit system tumult, the integral role played by the GSEs have been instrumental in stabilizing the system going back at least to 1994.  Not only would agency debt and MBS – brandishing explicit and implicit government backings – tend to perform reliably in the markets, the GSEs were in a habit of expanding aggressively at the first sign of heightened financial stress and liquidity concerns.  GSE debt actually expanded an astonishing $1.2 trillion during the four years 1998 through 2001 – the period encompassing the LTCM debacle, the Y2K scare and the post-tech bubble “reliquefication.”  Agency-related debt – hence, at that time, “structured finance” – generated a well-deserved reputation for exceptional robustness in the face of market turbulence.  “AAA” became synonymous with safety, liquidity and resiliency to market stress.

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The GSEs had operated as quasi-central banks by ballooning their balance sheets to create a dependable “backstop bid” for the leveraged speculating community. This ability essentially came to an end in 2004 with the revelation of their gross accounting irregularities.  The fateful ramifications associated with this development were put on hold as Wall Street perpetrated historic mortgage bubble “blow-off” excesses.  Incredible profits were being generated through the origination of trillions of risky “private-label” mortgages, many packaged in sophisticated CDO structures and then sold to leveraged speculators.  The acute fragility unmasked this summer should be thought of as a product of reckless end-of-cycle credit creation coupled with “New Age,” untested and specious Wall Street risk intermediation.  This “alchemy” had all the appearances of working splendidly, as long as ever-increasing amounts of credit and speculative excess were forthcoming.  Not unpredictably, the inevitable reversal of speculative financial flows quickly exposed classic “Ponzi” dynamics.

Banks forced into action

With Wall Street finance under duress and GSE balance sheets hamstrung, the banking system has been forced into the dual roles of lender of last resort and market liquidity stabilizer.  Bank credit has expanded at an 18% rate since the summer dislocation, with commercial and industrial loans having now increased at a better than 20% rate so far in 2007.  Meanwhile, money market fund assets have posted year-to-date gains of about $600 billion, or 30% annualized.  The majority of this growth was recorded over the past few months.  Up to now, there has been limited concern voiced about this rapid late-cycle accumulation of risk.  Of course, expectations run high that another round of monetary ease will make things right.

A new environment

One can draw clear distinctions between the current environment and the conditions facing the Federal Reserve when it initiated its post-technology bubble reflation.  Fundamentally, when the Fed turned to aggressive rate cuts in early 2001, “king dollar” was trading in the neighborhood of 120 (on the Dollar Index).  Notwithstanding trouble-spots in the corporate debt market, the overall U.S. credit system remained in an expansionary boom.  Despite a slowing economy, non-financial debt growth actually accelerated to 6.4% in 2001 from the previous year’s 4.9%.  At the epicenter of the emerging credit bubble, financial sector borrowings were expanding at better than 10% annually.  Already robust, real estate debt growth accelerated to double-digit rates, as powerful inflationary biases took root throughout the immense markets for both U.S. mortgage finance and housing.

Recalling the 2001/02 backdrop, extreme policy measures were in the process of emboldening Wall Street.  By word and deed, the Federal Reserve was nurturing a backdrop that would engender historic expansion and excess both for “structured finance” and leveraged speculation, in the U.S. and globally.  And, clearly, our securities

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were at the time the instrument of choice for an increasingly speculative and expansive world of finance.  Household and mortgage credit losses were of little concern.

The Greenspan Fed, by manipulating short term interest rates, promoted financial profits, thereby encouraging more speculative behavior.  This provided the illusion that the Fed retained extraordinary control over monetary affairs. After all, the Fed and the speculator community, along with global financial operators and policymakers, shared a common interest in the expansion of U.S. credit and the “locomotive” economy.  Without credit growing year-over-year, the economy would have entered a recession.  The financial world was united, while inflationary risks were perceived as unusually well contained.

Today’s confluence of global developments includes heightened inflationary risks, destabilizing speculative excess, and a badly faltering U.S. mortgage finance bubble.  The notion of a “king” dollar is difficult to even fathom.  After a five-year bear market that has seen an almost 40% devaluation in the dollar index, powerful inflationary biases have been unleashed for seemingly all non-dollar asset classes.  Conspicuous examples include gold, recently trading at $785, crude oil at $92, and Chinese stocks with 220% y-o-y gains.  Today’s alluring inflations include the “emerging markets,” energy and agricultural resources, commodities generally, foreign currencies, and international securities markets, non-U.S. real estate, art and collectables.  At the top of the list of undesirable assets: US mortgage-related instruments.  Heading the list of global financial concerns: US credit losses.

And greater challenges lie ahead

World credit, financial and economic systems have been irreparably reshaped since 2001.  The Greenspan/Bernanke Federal Reserve had hoped that a depreciating dollar would lead to a gradual and innocuous amelioration of U.S. and global imbalances.  We believed at the time – and are today absolutely convinced – that disregarding worsening credit and speculative abuses was instead a monumental failure in central banking.  In reality, dollar debasement coupled with runaway credit excesses across the globe, provided the ideal backdrop for what we view today as untenable global financial and economic maladjustment.  International financiers and policymakers these days face myriad serious domestic and international issues and must view the U.S. financial system with heightened skepticism and, more likely, outright disdain.  Monetary authorities likely wish dollar liquidity inundation would somehow subside, while dreading the inevitable consequences.

Our central bankers confidently portray monetary policy as a flexible and efficient reflationary tool.  Previous “successes” – as recently as this summer’s reliquefication – have emboldened policymakers and market participants alike.  Yet the extraordinary nature of the current backdrop poses profound challenges.  First of all, aggressive rate cuts at this point risk a stampede out of our currency.  Previously, orderly dollar

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weakness accommodated an almost soothing inflation in non-dollar assets. But recent speculative interest in non-dollar markets, combined with massive current account deficits, has created what are now unwieldy and destabilizing financial flows.

Ramifications of a disorderly run on the dollar are somewhat uncertain.  While surely a catalyst for major financial instability, a dollar crisis might initially exacerbate speculative flows to and from the multitude of global bubbles.  Alternative scenarios would include a currency crisis precipitating a seizing up of global markets and a problematic disruption in financial flows.  The unparalleled scope of today’s “hot money” flows and underlying derivative hedging activities certainly provide just the circumstances conducive to market illiquidity and dislocation.  And with U.S. securities having lost their status as the preferred asset-class of the global leveraged speculating community, Federal Reserve control over monetary matters has been much diminished.

Trust has been compromised

Going forward, aggressive rate cuts will surely exacerbate currency and financial market risks, while only marginally impacting the bursting bubbles throughout our mortgage and housing markets.  Earlier rate cuts have not helped credit markets generally, with prices of widely followed subprime ABX indices making new lows and “AAA”– rated CDO tranches trading at 80 cents on the dollar.  A strong case can be made that aggressive easing at this time would exacerbate foreign flight out of U.S. mortgage and other “structured finance” products.  The subprime implosion certainly illuminated for the markets previously unrecognized mis-pricing, speculative leveraging, inherent illiquidity, flawed investment strategies, and the degree of latent credit risk imbedded in asset – and mortgage-backed securities.  Market trust in “Wall Street finance” has been badly compromised.  Such a development places the Fed at risk of greatly compounding the problem, as the world contemplates the trustworthiness of our policies, currency and, really, the soundness of the entire U.S. credit system and economy.  So much debt has been sold abroad over the last few years, and with our current account deficit now at nearly a trillion dollars, our dependence on the confidence of foreign financiers has never been greater.

This summer’s crisis of confidence, abrupt reversal of speculative flows, and resulting derivatives market tumult and devastating run from mortgage risk, fundamentally undermined credit availability and marketplace liquidity.  In our view, this episode was indicative of current – and now not so latent – systemic risk for the U.S. credit and economic systems overall.  Almost overnight, borrowers, including leveraged speculators in the financial sphere and credit-challenged households in the economic sphere, lost access to new finance.  In this case, the market’s run from risk enveloped much of the securitization marketplace, placing Wall Street’s “private-label” jumbo and “alt-A” market in an agonizing squeeze.

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Spillover into the real economy

Nationwide foreclosures jumped 36% during the month of September to double the year-earlier level.  Nowhere will illiquidity in “jumbo” mortgages and much tighter lending standards prove more perilous than in California.  A record 72,571 notices of default were filed in the state during the third quarter, an increase of 35% from the April-to-June period, and up 167% from a year earlier.  Statewide median prices dropped an unprecedented $58,140 during September, as year-over-year sales sank 40%.  Portending worse to come, the California Association of Realtors’ (C.A.R.) “Unsold Inventory Index” jumped to 16.6 months, about double the level from March and compared to 6.4 months a year ago September.

It is our view that the most damaging – and damning – mortgage excesses were perpetrated not in subprime but in “jumbo” mortgages used to over-finance upper-end and highly inflated housing markets in California, Florida, the Northeast, the Northwest, Washington D.C., and in the more desirable regions and neighborhoods across the country.  Initial confirmation came with the mortgage insurers’ horrible third-quarter earnings reports and specific comments addressing mounting problems at the higher-end.  With paid loss claims skyrocketing, the marketplace is now recognizing that the viability of these companies is increasingly in doubt.  And ponder that this thinly-capitalized industry is on the hook for insurance on trillions of mortgages.  Much of this credit protection backs highly-rated asset and mortgage-backed securities that provide underlying collateral for the trillion dollar plus CDO marketplace.  These insurers have also written huge amounts of protection for the thinly-capitalized and over-exposed GSEs.  All the facets and characteristics for a devastating mortgage collapse are falling into place.

We have always viewed credit insurance as a bull market phenomenon – one that would not withstand the downside of this protracted credit cycle.  This view is set to be tested initially in markets for mortgage insurance and mortgage-related derivatives.  A reasonable, non-catastrophic case can be made today for mortgage-related losses exceeding $1 trillion.  Losses of such magnitude would wipe out the capital base and reserves of key players that dominate the mortgage risk intermediation business, creating major uncertainties and “counter-party” issues.  And with combined retained portfolios and outstanding MBS guarantees approaching $5.0 trillion, Fannie Mae and Freddie Mac are at the same time the biggest writers of credit insurance and the largest buyers.  Such a scenario would be disastrous for the vulnerable securitization markets, the leveraged speculating community, and “structured finance” more generally.

There was a palpable sense of relief late in the summer that an aggressive Fed once again rushed to Wall Street’s rescue.  On the back of the Fed’s surprising 50 basis point rate cut, the broker/dealer stocks rallied 20% from their summer lows until mortgage realities resurfaced in mid-October.  We have serious doubts, however, that The Street can sidestep the bursting mortgage finance bubble as it did the faltering technology sector.

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Indeed, Wall Street became so manically wedded to high-yielding mortgages over the past several years that we would now expect many aspects of “contemporary” finance to face “going concern” issues as the credit downturn deepens.

Indicators of financial stress

MBIA and Ambac, traditionally cautious insurers of municipal bonds, posted their first losses during the third quarter.  Their aggressive move toward insuring Wall Street’s structured credit products has turned disastrous.  Caught in the mortgage mess, Ambac wrote down the value of its CDO and credit derivatives exposure by $743 million, and MBIA by about half this amount.  The market now questions how these companies – and their combined $1.9 trillion “net debt service” (credit insurance) outstanding – would withstand a serious credit and economic downturn, given their combined equity and reserves of about $20 billion.

Especially considering recent market developments, it is appropriate to analyze the entirety of Wall Street “structured finance” in the context of speculative bubble and “Ponzi finance” dynamics.  Indeed, there is a strong analytical case to be made that the U.S. financial sector must now maintain near double-digit growth or else risk implosion.  Previously, we posited that subprime fragility represented a microcosm of overall U.S. credit system vulnerabilities.  This summer’s credit market crisis confirmed our view.

Today, arcane Wall Street innovations such as asset-backed commercial paper, SIVs (structured investment vehicles), and CDOs garner widespread attention.  These vehicles, having ballooned over the past several years into trillion dollar markets, were critical for late-stage Wall Street “alchemy” – in particular transforming risky mortgages into perceived money-like instruments.  It is no mere coincidence that these sophisticated risk intermediation structures blossomed right along with reckless mortgage bubble excesses.  This summer, they began to falter hand-in-hand as well.

The extremely poor prognosis for real estate-related finance leaves us with serious doubts that “structured finance” can survive the mortgage bust in its present form.  Whether it is the vast securitization marketplace, credit insurance, derivatives, “black box” and “quant” strategies, the hedge fund community, Wall Street proprietary trading, the insurance industry, money market funds, or the GSEs – mortgage exposure today pervades every nook and cranny of the risk markets.  For years now, progressively riskier mortgage exposure has provided a growing share of the yield fodder for ever-expanding numbers of instruments, vehicles, strategies, schemes, and financial enterprises.  That so many weak structures and leveraged operators are today as heavily exposed to the mortgage bust provides the essence of our analysis of interminable systemic fragility.

And, yes, Wall Street’s imaginative credit machinery has repeatedly reinvented itself.  In the case of the previous “reflation,” it was a rather straightforward case of shifting from technology to mortgages.  Most today simply choose to disregard the unfolding bust, instead focusing intently on catching the next bubble.  But with mortgage-related

Prudent Bear Funds, Inc.

structures in serious jeopardy and the efficacy of future “reflations” much in doubt, Wall Street “contemporary” finance skates on thin ice.

New financial era not as advertised

The markets have inferred – and the Federal Reserve has vouched – that the modern banking sector is healthier and more resilient today.  Great benefits are said to accrue from the capacity for contemporary finance to foster bank disintermediation, with risk spread benignly to multitudes of market participants.  This has been at the same time a central tenet of the bull case and one of the great myths of this protracted credit boom.

This summer’s credit tumult – and subsequent banking system ballooning – should provoke analytical reexamination of these tenets.

Contrary to the sales-pitch, once the credit market seized up, banks were stuck with enormous inventories of “leveraged loans” and other risky credits they could no longer offload.  At the same time, the major banks were forced to take back tens of billions of assets from off-balance sheet “conduits” that had lost access to the money market.  The banking community found itself in the unenviable position of sole liquidity backstop for a jeopardized client base that could no longer tap the financing markets.  In the end, meltdown was averted with unprecedented global central bank interventions abetting extraordinary bank credit expansion.  We view these as stop-gap measures.

Along with temporarily accommodating speculator de-leveraging, large quantities of new bank finance were required to sustain economic activity after liquidity in the commercial paper, ABS, MBS, CDO, junk bond, and other “risk” markets faltered.  Bank credit ballooned $380 billion in the following three months, an 18% annualized rate.  Despite a rapidly deteriorating operating environment, Citigroup expanded assets $134 billion during the third quarter, a 24% growth rate.  Five major banks (Citigroup, Bank of America, JPMorgan, Wachovia, and Wells Fargo) combined to expand assets 15% annualized during the quarter.  Bullish notions of banking system immunity to credit and market risk have quickly faded.

The progressive nature of late-cycle credit deterioration is an elemental credit bubble predicament.  Not only does the quantity of newly created debt inflate more rapidly, the character of the underlying debt becomes increasingly suspect.  Late-cycle borrowers are notoriously aggressive risk takers, and over-leveraged.  They will aggressively debt finance various enterprises and assets, keen to extrapolate inflating cash flows and asset prices while remaining oblivious to rising susceptibilities to even moderate changes in the financial and economic backdrop.  Unbeknownst to the eager borrowers, vulnerable business profits and illusionary asset values are non-problematic only as long as credit bubble dynamics inundate the system with new debt and liquidity.

From a macro credit perspective, the bubble economy should, overall, require ever increasing quantities of credit to sustain elevated consumption, real and financial asset

Prudent Bear Funds, Inc.

prices, structural mal-investment, incomes, corporate cash flows, and government expenditures.  Inevitably – and we believe the system is enmeshed in such a predicament today – exponential credit growth turns unwieldy.  From an economic perspective, trouble evolves from progressive monetary disorder and resulting rampant price distortions, maladjustment and economic vulnerability to unstable finance.  From the financial perspective, critical issues include increasingly unmanageable exposure to asset bubbles, intensifying risk intermediation requirements, capricious financial flows, and inherent financial fragility.  In short, efforts to sustain major credit bubbles become futile, only inviting deeper structural impairment and wrenching financial and economic readjustment.

With this analytical framework in mind, we view recent ballooning dynamics that have taken hold over the banking system and money market complex with great alarm.  On the one hand, “money” inflation – distinct from issuance of recognized risky debt instruments – characteristically takes on major significance at credit bubble inflection points.  As the nature of systemic risk begins to be identified, heightened risk aversion creates a backdrop where only perceived money-like debt instrument can be issued in the requisite quantities to sustain the boom.  On the other hand, the heightened – and generally unrecognized – challenges posed by late-cycle risk intermediation mount to the point of imperiling system stability.  Inevitably, the mismatch between the huge inflation in perceived safe and liquid monetary liabilities (i.e. bank deposits, money fund shares, “repos”, “fed funds”, and GSE debt) and the rapidly deteriorating risk profile of the underlying assets creates a backdrop ripe for a perilous change in market perceptions.  Risk aversion takes root, and previous money-like debt instruments no longer boast the attributes of perceived safety and liquidity.  Key credit system liabilities lose their “moneyness” quality, with profound financial and economic consequences.

Merrill Lynch’s $8 billion CDO and credit derivatives write-down, coupled with increasing questions regarding the staying power of the credit “guarantor” industry, pushes the summer maelstrom closer to a systemic crisis of confidence.  Trillions in securities are today at increased risk, with the CDO marketplace especially vulnerable.  And as the unfolding gravity and ramifications of the mortgage meltdown come to be better understood, we would expect a problematic run from “structured credit products” more generally.  This dynamic poses great risk to Wall Street and the leveraged speculating community.  With enormous exposure to illiquid CDOs, credit derivatives, and various other sophisticated instruments, the specter of a destabilizing reversal of flows from the hedge fund community is a distinct possibility.  The challenge for the money fund complex to avoid “breaking the buck” seemingly intensifies by the week.

Systemic fragility has reached the point where it would be rational for the more sophisticated players to move toward the exits before the issues of securitization pricing and illiquidity become more commonly recognized.  Following developments closely, we fear the risk of a run on “Wall Street finance” and resulting systemic credit crisis is

Prudent Bear Funds, Inc.

high and rising.  Thus far, confidence in the banking system, the money fund complex, and the hedge fund community has been unwavering.  Yet, the currently resilient core of U.S. the credit system is today fragile and susceptible – and, importantly, is imprudently stockpiling late-cycle credit and market risk with no viable “exit strategy.”  Thus far, sufficient credit has been maintained to sustain the maladjusted U.S. economy, in the process inundating the world with liquidity excess.  But with “Ponzi” dynamics now at play throughout the credit market, a run from the heart of the U.S. monetary system cannot be ruled out.  Such a development would have dire consequences for general credit availability, market liquidity, economic activity, and the dollar.

Admittedly, global stock markets have luxuriated in the confluence of pervasive credit excess, robust inflationary biases, gross speculative excesses, and the prospect of another Federal Reserve easing cycle.  To be sure, speculation runs rampant across the broad spectrum of international markets, only exacerbating systemic fragilities.

Fund highlights

We continue to position the Prudent Bear Fund to profit from what we now view as an unfolding credit crisis and impending bear market.  As always, my team and I remain committed to a disciplined risk management approach.  Over the past six months, we have increased our overall short exposure and significantly increased the number of individual short positions.  The environment for company fundamental research and stock picking has improved markedly from that of the past few years.  At the same time, market volatility and speculative dynamics remain quite challenging.  Prudent Bear remains highly liquid and diversified.  We are today willing to live with a moderate increase in volatility, although we still prefer “less over more.”  Our long investments in precious metals and mineral companies continue to benefit from the global liquidity and inflation backdrop, as well as from the weak dollar and easier monetary policy from the Federal Reserve.  Dollar weakness has intensified, seemingly setting the stage for a major currency crisis. The Prudent Global Income fund remains conservatively invested, predominantly in top-quality short-term foreign government bonds.

Although the environment remains challenging, we will continue to strive to use our experience and understanding to the utmost for the benefit of shareholders.  While we won’t predict near-term market direction, we feel fundamental developments are moving overwhelmingly in the bearish direction.  We believe the funds are well-positioned based on underlying economic fundamentals. Thank you for your continued confidence.

Sincerely,

David W. Tice

Prudent Bear Funds, Inc.

Past performance does not guarantee future results.

Opinions expressed in this letter are those of the fund manager, are subject to change and are not guaranteed.

The Prudent Bear Fund regularly makes short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund. The Fund may also use options and future contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The Fund may also hold restricted securities purchased through private placements, potentially impairing the liquidity of these particular investments.

The Prudent Global Income Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may also invest in gold, which involves additional risks, such as the possibility for substantial price fluctuations over a short period of time.

Please refer to the Schedule of Investments on page 31 for a list of holdings as of 9/30/07. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

While the fund is no-load, there are management and distribution fees that do apply. Please see the prospectus for details. References to other funds should not be interpreted as an offer of these securities.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.  A basis point equals .01%.

Must be preceded or accompanied by a prospectus.

The Prudent Bear Funds are distributed by Quasar Distributors, LLC, Distributor. (11/07)

Prudent Bear Funds, Inc.

Expense Example
September 30, 2007

As a shareholder of the Prudent Bear Fund or the Prudent Global Income Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested for the period 4/01/07 – 9/30/07.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them.  Individual retirement accounts (IRAs) will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual

Prudent Bear Funds, Inc.

Expense Example (cont.)
September 30, 2007

returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudent Bear Fund
No Load Shares
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/01/07	9/30/07	4/01/07 – 9/30/07
Actual + (1)	$1,000.00	$1,018.80	$11.77
Hypothetical ++ (2)	$1,000.00	$1,013.41	$11.74

+	Excluding dividends on short positions, your actual cost of investment in the Fund would be $8.83.
++	Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $8.82.
(1)	Ending account values and expenses paid during period based on a 1.88% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 2.33%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Prudent Bear Fund
Class C Shares
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/01/07	9/30/07	4/01/07 – 9/30/07
Actual + (1)	$1,000.00	$1,014.20	$15.53
Hypothetical ++ (2)	$1,000.00	$1,009.65	$15.49

+	Excluding dividends on short positions, your actual cost of investment in the Fund would be $12.59.
++	Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $12.58.
(1)	Ending account values and expenses paid during period based on a 1.42% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 3.08%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Prudent Bear Funds, Inc.

Expense Example (cont.)
September 30, 2007

Prudent Global Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/01/07	9/30/07	4/01/07 – 9/30/07
Actual (1)	$1,000.00	$1,072.60	$6.61
Hypothetical (2)	$1,000.00	$1,018.69	$6.44

(1)	Ending account values and expenses paid during period based on a 7.26% return. The return is considered after expenses are deducted from the fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Prudent Bear Funds, Inc.

Prudent Bear Fund
Allocation of Portfolio Assets – September 30, 2007

Does not include investments used for collateral or short-term cash investments.

Prudent Global Income Fund
Allocation of Portfolio Assets – September 30, 2007

Prudent Bear Funds, Inc.

Statements of Assets and Liabilities
September 30, 2007

	Prudent Bear	Prudent Global
	Fund	Income Fund
ASSETS:
Investments, at value
Unaffiliated issuers (cost $732,475,611
and $340,614,715, respectively)	$736,040,796	$373,925,362
Affiliated issuers (cost $25,452,088 and $0, respectively)	59,257,082	—
Deposit at brokers for short sales	13,547,548	—
Receivable from broker for proceeds on securities sold short	394,854,073	—
Receivable for investments sold	11,096,610	—
Receivable for futures contracts	1,036,000
Receivable for capital shares issued	8,597,587	1,049,762
Interest and dividends receivable	42,092	5,157,497
Other assets	1,331,999	24,735
Total Assets	1,225,803,787	380,157,356
LIABILITIES:
Securities sold short, at value
(Proceeds of $391,182,137 and $0, respectively)	409,597,449	—
Payable for investments purchased	15,756,369	—
Payable for capital shares redeemed	5,043,327	1,079,016
Payable to Adviser	812,008	224,116
Dividends payable on short positions	456,109	—
Accrued expenses and other liabilities	1,355,581	587,761
Total Liabilities	433,020,843	1,890,893
NET ASSETS	$792,782,944	$378,266,463
NET ASSETS CONSIST OF:
Capital stock	$914,544,849	$333,569,312
Accumulated net investment income	10,546,855	3,526,551
Accumulated undistributed net realized gain (loss) on long
transactions, short transactions, option contracts expired or
closed, futures contracts closed and foreign currency translation	(143,321,748)	7,673,059
Net unrealized appreciation (depreciation) on:
Investments	37,370,179	33,310,647
Short transactions	(18,415,312)	—
Futures contracts	(7,941,875)	—
Foreign currency translation	(4)	186,894
TOTAL NET ASSETS	$792,782,944	$378,266,463
NO LOAD SHARES:
Net assets	$747,610,221	$378,266,463
Shares outstanding (250,000,000 shares
of $.0001 par value authorized)	125,471,495	28,432,180
Net asset value, redemption price and offering price per share	$5.96	$13.30
CLASS C SHARES:
Net assets	$45,172,723
Shares outstanding (250,000,000 shares
of $.0001 par value authorized)	7,891,526
Net asset value, redemption price and offering price per share	$5.72

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Statements of Operations
Year Ended September 30, 2007

	Prudent Bear	Prudent Global
	Fund	Income Fund
INVESTMENT INCOME:
Interest income (net of foreign taxes
withheld of $0 and $178,320, respectively)	$38,545,226	$11,052,748
Dividend income on long positions (net of foreign taxes
withheld of $285 and $2,786, respectively)	1,614	97,883
Total investment income	38,546,840	11,150,631
EXPENSES:
Investment advisory fee	8,588,533	2,605,203
Administration fee	516,871	230,057
Shareholder servicing and accounting costs	731,656	365,451
Custody fees	105,547	59,185
Federal and state registration	65,521	32,952
Professional fees	114,698	97,966
Distribution expense – No Load shares	1,635,511	868,401
Distribution expense – Class C shares	328,783	—
Reports to shareholders	72,751	37,500
Directors’ fees and expenses	18,285	17,785
Insurance expense	67,248	31,635
Miscellaneous expense	98,220	95,220
Dividends on short positions	3,917,363	—
Total expenses	16,260,987	4,441,355
Expense reductions (See Note 5)	(239,369)	(28,690)
Net expenses	16,021,618	4,412,665
NET INVESTMENT INCOME	22,525,222	6,737,966
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Long transactions from sales of unaffiliated issuers	55,379,793	15,801,421
Long transactions from sales of affiliated issuers	7,103,807	(612,861)
Short transactions	(24,682,217)	—
Option contracts expired or closed	(10,738,591)	—
Futures contracts closed	(21,762,881)	—
Foreign currency translation	(141)	69,843
Net realized gain	5,299,770	15,258,403
Change in unrealized appreciation (depreciation) on:
Investments	(5,418,551)	22,432,891
Short transactions	11,499,557	—
Futures contracts	(822,875)	—
Foreign currency translation	(4)	291,368
Net change in unrealized appreciation	5,258,127	22,724,259
Net realized and unrealized gain on investments	10,557,897	37,982,662
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$33,083,119	$44,720,628

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Statements of Changes in Net Assets

	Prudent Bear Fund
	Year Ended	Year Ended
	September 30, 2007	September 30, 2006
OPERATIONS:
Net investment income	$22,525,222	$13,738,339
Net realized gain (loss) on:
Long transactions from sales of unaffiliated issuers	55,379,793	20,838,629
Long transactions from sales of affiliated issuers	7,103,807	19,395,955
Short transactions	(24,682,217)	(8,407,285)
Option contracts expired or closed	(10,738,591)	(4,545,159)
Futures contracts closed	(21,762,881)	(1,977,543)
Foreign currency translation	(141)	—
Change in unrealized appreciation (depreciation) on:
Investments	(5,418,551)	16,746,345
Short transactions	11,499,557	(20,557,621)
Futures contracts	(822,875)	(8,164,000)
Foreign currency translation	(4)	—
Net increase in net assets resulting from operations	33,083,119	27,067,660
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
FROM NET INVESTMENT INCOME	(19,661,437)	(4,250,205)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS
FROM NET INVESTMENT INCOME	(810,835)	(169,533)
CAPITAL SHARE TRANSACTIONS (Note 2):
Proceeds from shares issued	472,106,217	510,760,585
Redemption fees	216,974	382,022
Shares issued to holders in reinvestment of dividends	17,452,193	3,712,744
Cost of shares redeemed	(391,190,847)	(286,725,206)
Net increase in net assets resulting
from capital share transactions	98,584,537	228,130,145
TOTAL INCREASE IN NET ASSETS	111,195,384	250,778,067
NET ASSETS:
Beginning of period	681,587,560	430,809,493
End of period (including accumulated net
investment income of $10,546,855,
and $8,460,169, respectively)	$792,782,944	$681,587,560

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Statements of Changes in Net Assets (cont.)

	Prudent Global Income Fund
	Year Ended	Year Ended
	September 30, 2007	September 30, 2006
OPERATIONS:
Net investment income	$6,737,966	$4,969,041
Net realized gain (loss) on:
Long transactions from sales of unaffiliated issuers	15,801,421	5,939,783
Long transactions from sales of affiliated issuers	(612,861)	—
Foreign currency translation	69,843	(1,333,301)
Change in unrealized appreciation on:
Investments	22,432,891	13,125,816
Foreign currency translation	291,368	195,361
Net increase in net assets resulting from operations	44,720,628	22,896,700
DISTRIBUTIONS TO NO LOAD SHAREHOLDERS
FROM NET INVESTMENT INCOME	(6,726,497)	(603,095)
FROM NET REALIZED GAINS	(10,574,453)	(1,753,869)
TOTAL DISTRIBUTIONS	(17,300,950)	(2,356,964)
CAPITAL SHARE TRANSACTIONS (Note 2):
Proceeds from shares issued	138,786,172	149,501,678
Redemption fees	22,147	32,998
Shares issued to holders in reinvestment of dividends	15,494,230	2,128,752
Cost of shares redeemed	(149,682,558)	(168,987,580)
Net increase (decrease) in net assets resulting
from capital share transactions	4,619,991	(17,324,152)
TOTAL INCREASE IN NET ASSETS	32,039,669	3,215,584
NET ASSETS:
Beginning of period	346,226,794	343,011,210
End of period (including accumulated net
investment income (loss) of $3,526,551
and ($3,038,000), respectively)	$378,266,463	$346,226,794

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Financial Highlights

Selected per share data is based on a share outstanding throughout each period.

	No Load Shares
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	Sept. 30,	Sept. 30,	Sept. 30,		Sept. 30,	Sept. 30,
	2007	2006	2005		2004	2003
Per Share Data:
Net asset value, beginning of period	$5.84	$5.47	$5.71		$6.84	$8.31
Income from investment operations:
Net investment income (loss)(1)(2)	0.19	0.15	(0.00	)(4)	(0.02)	(0.05)
Net realized and unrealized
gains (losses) on investments	0.12	0.28	(0.24)		(0.78)	(0.96)
Total from investment operations	0.31	0.43	(0.24)		(0.80)	(1.01)
Redemption fees	0.00 (4)	0.00 (4)	0.00	(4)	0.00 (4)	—
Less distributions:
Dividends from net investment income	(0.19)	(0.06)	—		(0.33)	(0.22)
Distributions from net realized gains	—	—	—		—	(0.24)
Total distributions	(0.19)	(0.06)	—		(0.33)	(0.46)
Net asset value, end of period	$5.96	$5.84	$5.47		$5.71	$6.84
Total return	5.49%	7.92%	(4.20)%		(12.03)%	(12.58)%
Supplemental data and ratios:
Net assets, end of period (000’s)	$747,610	$650,305	$411,780		$429,469	$541,452
Ratio of total expenses to average net assets:
Before expense reductions	2.33%	2.49%	2.58%		2.28%	2.30%
After expense reductions(5)	2.30%	2.49%	2.58%		2.27%	2.27%
Ratio of dividends on short positions
to average net assets	0.57%	0.72%	0.73%		0.44%	0.44%
Ratio of expenses to average net assets
excluding dividends on short positions:
Before expense reductions	1.76%	1.77%	1.85%		1.84%	1.86%
After expense reductions(5)	1.73%	1.77%	1.85%		1.83%	1.83%
Ratio of net investment income (loss)
to average net assets	3.31%	2.60%	(0.03)%		(0.38)%	(0.71)%
Portfolio turnover rate(3)	119%	104%	129%		138%	178%

(1)
Net investment income (loss) per share before dividends on short positions for the periods ended September 30, 2007, September 30, 2006, September 30, 2005, September 30, 2004, and September 30, 2003 was $0.23, $0.19, $0.04, $0.00, and $(0.02), respectively.

(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Amount calculated is less than $0.005.
(5)	See Note 5 in Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Financial Highlights (cont.)

Selected per share data is based on a share outstanding throughout each period.

	Class C Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of period	$5.62	$5.29	$5.56	$6.68	$8.14
Income from investment operations:
Net investment income (loss)(1)(2)	0.14	0.11	(0.04)	(0.07)	(0.10)
Net realized and unrealized
gains (losses) on investments	0.11	0.26	(0.24)	(0.75)	(0.94)
Total from investment operations	0.25	0.37	(0.28)	(0.82)	(1.04)
Redemption fees	0.00 (4)	0.00 (4)	0.01	0.00 (4)	—
Less distributions:
Dividends from net investment income	(0.15)	(0.04)	—	(0.30)	(0.18)
Distributions from net realized gains	—	—	—	—	(0.24)
Total distributions	(0.15)	(0.04)	—	(0.30)	(0.42)
Net asset value, end of period	$5.72	$5.62	$5.29	$5.56	$6.68
Total return	4.61%	7.14%	(4.86)%	(12.72)%	(13.21)%
Supplemental data and ratios:
Net assets, end of period (000’s)	$45,173	$31,283	$19,029	$15,971	$13,059
Ratio of total expenses to average net assets:
Before expense reductions	3.08%	3.24%	3.33%	3.03%	3.05%
After expense reductions(5)	3.05%	3.24%	3.33%	3.02%	3.02%
Ratio of dividends on short positions
to average net assets	0.57%	0.72%	0.73%	0.44%	0.44%
Ratio of expenses to average net assets
excluding dividends on short positions:
Before expense reductions	2.51%	2.52%	2.60%	2.59%	2.61%
After expense reductions(5)	2.48%	2.52%	2.60%	2.58%	2.58%
Ratio of net investment income (loss)
to average net assets	2.56%	1.85%	(0.78)%	(1.13)%	(1.46)%
Portfolio turnover rate(3)	119%	104%	129%	138%	178%

(1)
Net investment income (loss) per share before dividends on short positions for the periods ended September 30, 2007, September 30, 2006, September 30, 2005, September 30, 2004, and September 30, 2003 was $0.18, $0.14, $(0.00)(4), $(0.04), and $(0.07), respectively.

(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Amount calculated is less than $0.005.
(5)	See Note 5 in Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Global Income Fund
Financial Highlights (cont.)

Selected per share data is based on a share outstanding throughout each period.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of period	$12.30	$11.53	$12.41	$12.49	$11.15
Income from investment operations:
Net investment income	0.25 (2)	0.17 (2)	0.12 (2)	0.16 (2)	0.11 (1)
Net realized and unrealized
gains (losses) on investments	1.39	0.68	(0.03)	0.35	1.65
Total from investment operations	1.64	0.85	0.09	0.51	1.76
Redemption fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	—
Less distributions:
Dividends from net investment income	(0.25)	(0.02)	(0.81)	(0.55)	(0.28)
Distributions from net realized gains	(0.39)	(0.06)	(0.12)	(0.04)	(0.14)
Return of capital	—	—	(0.04)	—	—
Total distributions	(0.64)	(0.08)	(0.97)	(0.59)	(0.42)
Net asset value, end of period	$13.30	$12.30	$11.53	$12.41	$12.49
Total return	13.68%	7.47%	0.56%	4.15%	16.03%
Supplemental data and ratios:
Net assets, end of period (000’s)	$378,266	$346,227	$343,011	$462,762	$480,104
Ratio of operating expenses
to average net assets:
Before expense reductions	1.28%	1.27%	1.31%	1.31%	1.34%
After expense reductions(4)	1.27%	1.27%	1.31%	1.27%	1.34%
Ratio of net investment income
to average net assets	1.94%	1.43%	0.97%	1.24%	0.69%
Portfolio turnover rate	102%	57%	232%	98%	117%

(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note 5 in Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Investments
September 30, 2007

Shares		Value
	COMMON STOCKS — 14.7%

	BASIC MATERIALS — 7.7%
1,000,000	Alberta Star Development Corp.(a)	$1,015,433
564,715	Aquiline Resources, Inc.(a)	5,791,075
78,125	Aquiline Resources, Inc. (Acquired 11/15/06, Cost $137,665)(a)(b)(c)(d)	801,161
3,000,000	Benton Resources Corporation(a)(e)	3,528,879
1,000,000	Candente Resource Corp.(a)	1,870,005
5,212,798	Capstone Mining Corp.(a)(e)	15,670,101
592,000	Capstone Mining Corp.
	(Acquired 12/21/05 & 5/12/06, Cost $617,436)(a)(b)(c)(d)(e)	1,779,601
705,883	Capstone Mining Corp. (Acquired 5/11/06, Cost $805,208)(a)(b)(c)(d)(e)	2,121,943
973,238	East Asia Minerals Corporation(a)	2,093,932
1,298,265	Golden Cycle Gold Corporation(a)(e)	10,580,860
2,300,000	International KRL Resources Corp.(a)	369,979
500,000	Magnum Uranium Corp.(a)	243,804
3,235,000	Pershing Resources Corporation Inc.(a)	129,400
1,821,403	Rimfire Minerals Corporation(a)(e)	3,387,720
300,000	Silver Spruce Resources, Inc.(a)	407,178
1,085,113	Silverstone Resources Corp.
	(Acquired 12/16/03, Cost $1,803,514)(a)(b)(c)(d)(e)	2,188,445
1,737,599	Silverstone Resources Corp.
	(Acquired 12/16/03 - 12/15/04, Cost $0)(a)(b)(c)(d)(e)	4,122,791
432,628	Silverstone Resources Corp.
	(Acquired 12/21/05 & 5/03/06, Cost $0)(a)(b)(c)(d)(e)	1,026,493
400,000	Silverstone Resources Corp.
	(Acquired 4/04/07, Cost $500,338)(a)(b)(c)(d)(e)	949,078
1,128,000	Southampton Ventures, Inc.(a)	850,550
666,667	YGC Resources Ltd. (Acquired 4/13/05, Cost $322,532)(a)(b)(c)(d)	1,199,753
333,333	YGC Resources Ltd. (Acquired 4/20/07, Cost $295,714)(a)(b)(c)(d)	599,875
		60,728,056
	HEALTH CARE — 0.4%
850,000	ADVENTRX Pharmaceuticals, Inc.(a)	2,184,500
375,000	ADVENTRX Pharmaceuticals, Inc.
	(Acquired 3/01/06, Cost $228,750)(a)(b)(c)(d)	820,013
100,000	Genitope Corporation(a)	448,000
		3,452,513
	METALS & MINING — 6.4%
3,500,000	Abacus Mining & Exploration Corporation(a)	1,829,789
1,282,000	Antares Minerals(a)	5,477,806
1,500,000	Ascot Resources Ltd.(a)	3,016,136
360,000	Ascot Resources Ltd. (Acquired 7/05/07, Cost $507,154)(a)(b)(c)(d)	615,292

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Investments (cont.)
September 30, 2007

Shares		Value
	COMMON STOCKS — 14.7% (CONT.)

	METALS & MINING — 6.4% (cont.)
40,000	Bear Creek Mining Corporation
	(Acquired 8/30/05, Cost $107,953)(a)(b)(c)(d)	$289,549
20,000	Bear Creek Mining Corporation (Acquired 2/05/07, Cost $72,699)(a)(b)(c)(d)	144,775
3,000,000	Brilliant Mining Corp.(a)(e)	5,398,884
1,000,000	Brilliant Mining Corp. (Acquired 5/10/06, Cost $708,012)(a)(b)(c)(d)(e)	1,799,628
4,475,000	Cash Minerals Ltd.(a)	3,374,303
2,000,000	Castillian Resources Corp.(a)	1,166,239
2,000,000	Commander Resources Ltd.(a)	452,420
500,000	Crosshair Exploration & Mining Corp.
	(Acquired 11/04/05, Cost $338,070)(a)(b)(c)(d)	990,298
1,700,000	Fortuna Silver Mines, Inc.(a)	4,665,963
530,000	Fortuna Silver Mines, Inc. (Acquired 1/11/07, Cost $853,788)(a)(b)(c)(d)	1,454,683
857,143	Franklin Lake Resources Inc.(a)	128,572
1,500,000	Fury Explorations Ltd.(a)(e)	950,083
600,000	Fury Explorations Ltd. (Acquired 9/20/06, Cost $429,744)(a)(b)(c)(d)(e)	380,033
785,000	Geologix Explorations, Inc.(a)	1,389,031
2,000	Gold Canyon Resources, Inc.(a)	1,026
1,000,000	Grande Portage Resources Ltd.(a)	346,856
800,000	Grande Portage Resources Ltd.
	(Acquired 12/06/06, Cost $491,356)(a)(b)(c)(d)	277,485
1,400,000	Grayd Resource Corp.(a)	703,765
500,000	Inter-Citic Minerals Inc.(a)	738,953
1,000,000	International Tower Hill Mines Ltd.(a)	2,634,092
175,000	International Tower Hill Mines Ltd.
	(Acquired 5/09/07, Cost $379,895)(a)(b)(c)(d)	391,821
800,000	Mansfield Minerals, Inc.(a)	3,378,073
1,732,500	Niblack Mining Corp.(a)(e)	975,419
525,000	Niblack Mining Corp. (Acquired 3/02/06, Cost $252,050)(a)(b)(c)(d)(e)	295,581
400,000	Niblack Mining Corp. (Acquired 3/15/07, Cost $289,167)(a)(b)(c)(d)(e)	225,205
3,570,000	Selkirk Metals Corp.(a)(e)	3,876,338
1,400,000	Skygold Ventures Ltd.(a)	2,111,295
300,000	Universal Uranium Ltd.(a)	217,162
1,000,000	Uranium City Resources Inc.(a)	311,667
1,000,000	Victoria Resource Corp.(a)	774,142
		50,782,364
	POLLUTION CONTROL — 0.1%
628,209	Migami, Inc.(a)	81,667
1,316,300	Sonic Technology Solutions, Inc.(a)	436,716
		518,383

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Investments (cont.)
September 30, 2007

Shares		Value
	COMMON STOCKS — 14.7% (CONT.)

	TECHNOLOGY — 0.1%
398,432	Aura Systems, Inc.(a)	$657,413
	TOTAL COMMON STOCKS (Cost $77,268,237)	116,138,729

	RIGHTS — 0.0%
8,700	Chesapeake Gold Corp. (Acquired 3/17/06, Cost $0)(b)(c)(d)	10,059
	TOTAL RIGHTS (Cost $0)	10,059

	WARRANTS — 0.2%
	Aquiline Resources, Inc.
78,125	Expiration: October 2007, Exercise Price: $3.00 CAD
	(Acquired 10/07/05, Cost $781)(b)(c)(d)	509,272
	Ascot Resources Ltd.
180,000	Expiration: July 2009, Exercise Price: $2.00 CAD
	(Acquired 7/05/07, Cost $1,800)(b)(c)(d)	178,272
	Aura Systems, Inc.
105,990	Expiration: January 2008-2011, Exercise Price: $3.50-$4.00
	(Acquired 3/21/06, Cost $1,060)(b)(c)(d)	—
	Brilliant Mining Corp.
500,000	Expiration: May 2008, Exercise Price: $1.05 CAD
	(Acquired 5/10/06, Cost $5,000)(b)(c)(d)	468,808
	Chesapeake Gold Corp.
43,500	Expiration: February 2012, Exercise Price: $8.00 CAD
	(Acquired 3/17/06, Cost $0)(b)(c)(d)	95,795
	Crosshair Exploration & Mining Corp.
250,000	Expiration: November 2007, Exercise Price: $1.25 CAD
	(Acquired 11/04/05, Cost $2,500)(b)(c)(d)	167,295
	East Asia Minerals Corporation
150,000	Expiration: October 2007, Exercise Price: $1.75 CAD
	(Acquired 10/27/05, Cost $1,500)(b)(c)(d)	63,852
	Fortuna Silver Mines, Inc.
265,000	Expiration: July 2008, Exercise Price: $2.30 CAD
	(Acquired 1/11/07, Cost $2,650)(b)(c)(d)	177,812
	Fury Explorations Ltd.
300,000	Expiration: September 2008, Exercise Price: $1.25 CAD
	(Acquired 9/20/06, Cost $3,000)(b)(c)(d)	20,238
	Grande Portage Resources Ltd.
400,000	Expiration: June 2008, Exercise Price: $1.10 CAD
	(Acquired 12/06/06, Cost $4,000)(b)(c)(d)	6,032
	International Tower Hill Mines Ltd.
175,000	Expiration: May 2009, Exercise Price: $3.00 CAD
	(Acquired 5/09/07, Cost $1,750)(b)(c)(d)	76,974

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Investments (cont.)
September 30, 2007

Shares		Value
	WARRANTS — 0.2% (CONT.)
	Metalline Mining Co. Inc.
22,220	Expiration: October 2007, Exercise Price: $5.00
	(Acquired 10/08/02, Cost $222)(b)(c)(d)	$—
	Niblack Mining Corp.
262,500	Expiration: March 2008, Exercise Price: $0.80 CAD
	(Acquired 3/02/06, Cost $2,625)(b)(c)(d)	—
200,000	Expiration: September 2008, Exercise Price: $1.25 CAD
	(Acquired 3/15/07, Cost $2,000)(b)(c)(d)	9,290
	Silverstone Resources Corp.
200,000	Expiration: April 2009, Exercise Price: $2.10 CAD
	(Acquired 4/04/07, Cost $2,000)(b)(c)(d)	193,133
	TOTAL WARRANTS (Cost $30,888)	1,966,773
Contracts (100 shares per contract)
	PURCHASED PUT OPTIONS — 1.4%
	Advanced Energy Industries, Inc.
500	Expiration: October 2007, Exercise Price: $20.00	245,000
	Affiliated Managers Group, Inc.
100	Expiration: December 2007, Exercise Price: $100.00	12,500
	AGCO Corporation
300	Expiration: November 2007, Exercise Price: $35.00	3,000
	The AMEX Gold BUGS Index
500	Expiration: December 2007, Exercise Price: $310.00	130,000
	Amgen, Inc.
200	Expiration: January 2009, Exercise Price: $50.00	59,400
	AMR Corporation
300	Expiration: January 2008, Exercise Price: $30.00	240,000
	Applied Materials, Inc.
500	Expiration: January 2008, Exercise Price: $22.50	117,500
	AvalonBay Communities, Inc.
400	Expiration: October 2007, Exercise Price: $110.00	48,000
	Bank of America Corporation
500	Expiration: January 2008, Exercise Price: $47.50	70,000
300	Expiration: January 2008, Exercise Price: $50.00	67,500
	Bank of New York Mellon Corporation
300	Expiration: January 2008, Exercise Price: $40.00	36,750
	BlackRock, Inc.
100	Expiration: October 2007, Exercise Price: $140.00	2,000
100	Expiration: October 2007, Exercise Price: $145.00	2,500
	Capital One Financial Corp.
200	Expiration: January 2008, Exercise Price: $70.00	130,000

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Investments (cont.)
September 30, 2007

Contracts (100 shares per contract)		Value
	PURCHASED PUT OPTIONS — 1.4% (CONT.)
	Carnival Corp.
600	Expiration: October 2007, Exercise Price: $42.50	$7,500
400	Expiration: October 2007, Exercise Price: $45.00	14,000
	Citigroup Inc.
700	Expiration: January 2008, Exercise Price: $50.00	311,500
	CME Group Inc.
100	Expiration: December 2007, Exercise Price: $460.00	35,250
	Corning Incorporated
500	Expiration: November 2007, Exercise Price: $22.50	25,000
	DaimlerChrysler AG
200	Expiration: October 2007, Exercise Price: $67.50	500
	Fannie Mae
800	Expiration: January 2008, Exercise Price: $55.00	186,000
700	Expiration: January 2008, Exercise Price: $60.00	280,000
	Financial Select Sector SPDR Fund
5,000	Expiration: December 2007, Exercise Price: $34.00	65,000
	Fortune Brands, Inc.
400	Expiration: December 2007, Exercise Price: $80.00	100,000
150	Expiration: March 2008, Exercise Price: $85.00	94,500
	Franklin Resources, Inc.
100	Expiration: October 2007, Exercise Price: $105.00	1,000
300	Expiration: January 2008, Exercise Price: $110.00	77,250
	Freddie Mac
800	Expiration: January 2008, Exercise Price: $55.00	172,000
200	Expiration: January 2008, Exercise Price: $60.00	82,000
	General Electric Company
300	Expiration: December 2007, Exercise Price: $35.00	5,550
	The Goldman Sachs Group, Inc.
200	Expiration: January 2008, Exercise Price: $175.00	53,000
100	Expiration: January 2008, Exercise Price: $180.00	32,000
	The Goodyear Tire & Rubber Company
900	Expiration: October 2007, Exercise Price: $22.50	2,250
	Google Inc. - Class A
200	Expiration: December 2007, Exercise Price: $460.00	49,500
50	Expiration: December 2007, Exercise Price: $470.00	15,500
	Industrial Select Sector SPDR Fund
300	Expiration: December 2007, Exercise Price: $40.00	27,750
1,000	Expiration: December 2007, Exercise Price: $41.00	125,000
	JPMorgan Chase & Co.
300	Expiration: January 2008, Exercise Price: $45.00	69,750
	Lehman Brothers Holdings Inc.
200	Expiration: October 2007, Exercise Price: $65.00	78,000

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Investments (cont.)
September 30, 2007

Contracts (100 shares per contract)		Value
	PURCHASED PUT OPTIONS — 1.4% (CONT.)
	Lincare Holdings Inc.
500	Expiration: January 2008, Exercise Price: $32.50	$32,500
500	Expiration: January 2008, Exercise Price: $35.00	60,000
	Linear Technology Corp.
700	Expiration: January 2008, Exercise Price: $35.00	133,000
	Market Vectors Gold Miners ETF
2,800	Expiration: December 2007, Exercise Price: $39.00	252,000
	Merrill Lynch & Co., Inc.
200	Expiration: October 2007, Exercise Price: $70.00	41,000
	Microchip Technology, Inc.
400	Expiration: January 2008, Exercise Price: $35.00	64,000
	Midwest Air Group, Inc.
400	Expiration: January 2008, Exercise Price: $15.00	23,000
	MKS Instruments, Inc.
400	Expiration: October 2007, Exercise Price: $25.00	236,000
	Morgan Stanley
200	Expiration: October 2007, Exercise Price: $80.00	139,000
	The Morgan Stanley Retail Index
700	Expiration: December 2007, Exercise Price: $165.00	500,500
	The Morgan Stanley Technology Index
200	Expiration: December 2007, Exercise Price: $550.00	95,000
125	Expiration: December 2007, Exercise Price: $560.00	65,625
100	Expiration: December 2007, Exercise Price: $570.00	59,500
	National City Corporation
300	Expiration: October 2007, Exercise Price: $35.00	310,500
	National Semiconductor Corporation
400	Expiration: November 2007, Exercise Price: $22.50	3,000
	The Philadelphia Semiconductor Index
150	Expiration: December 2007, Exercise Price: $465.00	164,250
100	Expiration: December 2007, Exercise Price: $480.00	152,500
	QUALCOMM Inc.
400	Expiration: January 2008, Exercise Price: $37.50	41,800
	The Russell 2000 Index
300	Expiration: December 2007, Exercise Price: $750.00	519,000
200	Expiration: December 2007, Exercise Price: $760.00	390,000
100	Expiration: January 2008, Exercise Price: $750.00	213,000
	Semiconductor HOLDRs Trust
500	Expiration: November 2007, Exercise Price: $35.00	16,500
	SPDR Trust Series 1
200	Expiration: November 2007, Exercise Price: $152.00	63,500

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Investments (cont.)
September 30, 2007

Contracts (100 shares per contract)		Value
	PURCHASED PUT OPTIONS — 1.4% (CONT.)
	Standard and Poor’s 100 Index
500	Expiration: December 2007, Exercise Price: $600.00	$121,250
	Standard and Poor’s 500 Index
1,000	Expiration: December 2007, Exercise Price: $1,200.00	265,000
600	Expiration: December 2007, Exercise Price: $1,350.00	645,000
200	Expiration: December 2007, Exercise Price: $1,375.00	247,000
1,000	Expiration: March 2008, Exercise Price: $1,325.00	198,000
	SunTrust Banks, Inc.
3,000	Expiration: January 2008, Exercise Price: $70.00	66,000
	T. Rowe Price Group Inc.
200	Expiration: January 2008, Exercise Price: $45.00	14,500
	Tidewater Inc.
300	Expiration: January 2008, Exercise Price: $60.00	93,000
	UST Inc.
200	Expiration: January 2008, Exercise Price: $55.00	120,000
	UTStarcom, Inc.
1,800	Expiration: November 2007, Exercise Price: $7.50	693,000
500	Expiration: January 2008, Exercise Price: $5.00	90,000
500	Expiration: January 2008, Exercise Price: $7.50	197,500
	Wachovia Corporation
600	Expiration: October 2007, Exercise Price: $52.50	160,500
300	Expiration: October 2007, Exercise Price: $55.00	148,500
200	Expiration: January 2008, Exercise Price: $50.00	52,500
	WCI Communities, Inc.
1,000	Expiration: January 2008, Exercise Price: $15.00	915,000
400	Expiration: January 2008, Exercise Price: $20.00	562,000
	Wells Fargo & Company
900	Expiration: October 2007, Exercise Price: $35.00	67,500
300	Expiration: January 2008, Exercise Price: $32.50	26,250
	Williams-Sonoma, Inc.
200	Expiration: November 2007, Exercise Price: $35.00	66,000
	TOTAL PURCHASED PUT OPTIONS (Cost $15,218,462)	11,397,625
Shares
	SHORT-TERM INVESTMENTS — 84.0%
	Mutual Funds — 1.3%
10,419,356	Federated US Treasury Cash Reserve Fund	10,419,356

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Investments (cont.)
September 30, 2007

Principal
Amount		Value
	SHORT-TERM INVESTMENTS — 84.0% (CONT.)
	U.S. Treasury Bills — 82.7%
$24,000,000	4.662%, 10/04/2007(f)(h)	$23,990,919
21,000,000	4.785%, 10/11/2007(g)(h)	20,972,819
21,000,000	4.834%, 10/18/2007(g)(h)	20,953,328
78,000,000	4.873%, 10/25/2007(g)(h)	77,755,281
20,000,000	4.749%, 11/01/2007(f)(h)	19,920,360
16,000,000	4.773%, 11/08/2007(g)(h)	15,921,515
22,000,000	4.765%, 11/15/2007(g)(h)	21,872,500
117,000,000	4.840%, 11/29/2007(f)(h)	116,302,446
17,000,000	4.701%, 12/06/2007(g)(h)	16,885,369
24,000,000	4.731%, 12/13/2007(f)(h)	23,822,472
20,000,000	4.478%, 12/20/2007(g)(h)	19,836,540
37,300,000	3.867%, 12/27/2007(f)(h)	36,964,039
12,500,000	3.995%, 1/03/2008(f)(h)	12,376,400
15,000,000	3.800%, 1/10/2008(h)	14,841,465
103,000,000	4.147%, 1/17/2008(f)(h)	101,845,267
13,000,000	3.953%, 1/24/2008(h)	12,844,390
24,000,000	4.006%, 1/31/2008(f)(h)	23,691,984
12,000,000	3.987%, 2/07/2008(g)(h)	11,834,364
26,000,000	3.828%, 2/14/2008(f)(h)	25,619,672
11,800,000	3.940%, 2/21/2008(h)	11,618,138
26,000,000	3.951%, 3/27/2008(f)(h)	25,496,068
		655,365,336
	TOTAL SHORT-TERM INVESTMENTS (Cost $665,410,112)	665,784,692
	Total Investments (Cost $757,927,699) — 100.3%	795,297,878
	Liabilities in Excess of Other Assets — (0.3)%	(2,514,934)
	TOTAL NET ASSETS — 100.0%	$792,782,944

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Fair valued security.
(c)	Restricted security.
(d)	Private placement issue.
(e)	Affiliated company. See Note 7 in Notes to the Financial Statements.
(f)	All or a portion of the securities have been committed as collateral for open short positions.
(g)	All or a portion of the securities have been committed as collateral for futures contracts.
(h)	Rate shown is the calculated yield to maturity.
CAD – Canadian Dollars
ETF – Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Securities Sold Short
September 30, 2007

Shares		Value
165,000	Advanced Energy Industries, Inc.	$2,491,500
23,000	Ambac Financial Group, Inc.	1,446,930
187,800	American Reprographics Co.	3,515,616
75,000	Amgen, Inc.	4,242,750
97,000	AMR Corporation	2,162,130
130,000	Applied Materials, Inc.	2,691,000
20,000	Aqua America, Inc.	453,600
63,000	AvalonBay Communities, Inc.	7,437,780
80,000	Bank of America Corporation	4,021,600
223,000	Bed Bath & Beyond Inc.	7,608,760
550,000	Boston Scientific Corp.	7,672,500
40,000	Briggs & Stratton Corp.	1,007,200
235,800	Brunswick Corporation	5,390,388
210,000	Cameco Corporation	9,710,400
39,000	Capital One Financial Corp.	2,590,770
330,000	CarMax, Inc.	6,708,900
265,000	The Cheesecake Factory Inc.	6,219,550
450,000	Chico’s FAS, Inc.	6,322,500
65,000	Citigroup Inc.	3,033,550
225,000	Clearwire Corp.	5,499,000
30,000	The Colonial BancGroup Inc.	648,600
27,000	Comverse Technology, Inc.	534,600
245,000	Constellation Brands, Inc. - Class A	5,931,450
30,000	Consumer Staples Select Sector SPDR Fund	839,400
145,000	D.R. Horton, Inc.	1,857,450
410,000	Denison Mines Corp.	4,596,089
250,000	DIAMONDS Trust Series I	34,727,500
20,300	Eldorado Gold Corporation	122,815
85,000	Electronic Arts, Inc.	4,759,150
58,000	Fannie Mae	3,526,980
150,000	Financial Select Sector SPDR Fund	5,148,000
95,000	Fortune Brands, Inc.	7,741,550
88,000	Freddie Mac	5,192,880
30,000	Fronteer Development Group Inc.	312,170
125,000	General Motors Corporation	4,587,500
240,100	Globalstar, Inc.	1,759,933
125,000	Golden Star Resources Ltd.	506,250
132,000	Harley-Davidson, Inc.	6,099,720
310,000	Industrial Select Sector SPDR Fund	12,734,800
30,000	iShares Russell 2000 Growth Index Fund	2,554,200
225,000	Ivanhoe Mines Ltd.	2,936,250
140,000	Ivanhoe Mines Ltd.	1,818,529
60,000	JPMorgan Chase & Co.	2,749,200

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Securities Sold Short (cont.)
September 30, 2007

Shares		Value
75,000	KB Home	$1,879,500
50,000	Kinross Gold Corp.	746,997
39,000	Landry’s Restaurants, Inc.	1,031,940
153,000	LCA-Vision, Inc.	4,496,670
24,000	Lehman Brothers Holdings Inc.	1,481,520
85,000	Lennar Corporation	1,925,250
215,000	Lincare Holdings Inc.	7,879,750
40,000	Linear Technology Corp.	1,399,600
64,900	MarineMax, Inc.	944,944
90,000	Marvell Technology Group Ltd.	1,473,300
295,000	Masco Corp.	6,835,150
40,000	MBIA Inc.	2,442,000
21,000	Merrill Lynch & Co., Inc.	1,496,880
46,000	MGIC Investment Corporation	1,486,260
31,000	Microchip Technology, Inc.	1,125,920
35,000	Morgan Stanley	2,205,000
22,000	Motorola, Inc.	407,660
20,000	Newmont Mining Corp.	894,600
115,000	Palm, Inc.	1,871,050
160,000	Panera Bread Co.	6,528,000
190,000	Patterson Companies, Inc.	7,335,900
3,000	The PMI Group Inc.	98,100
117,000	Polaris Industries, Inc.	5,103,540
154,000	Pool Corporation	3,846,920
44,000	QUALCOMM Inc.	1,859,440
155,000	Robert Half International, Inc.	4,628,300
34,000	Sears Holdings Corporation	4,324,800
110,000	Simpson Manufacturing Co., Inc.	3,503,500
170,000	Sonic Corp.	3,978,000
210,000	SPDR S&P Homebuilders ETF	4,498,200
285,000	SPDR S&P Retail ETF	11,092,200
235,000	SPDR Trust Series 1	35,856,300
290,000	Starbucks Corp.	7,598,000
35,000	SunTrust Banks, Inc.	2,648,450
5,000	Synovus Financial Corp.	140,250
90,000	Toll Brothers, Inc.	1,799,100
306,500	Urban Outfitters, Inc.	6,681,700
90,000	USG Corp.	3,379,500
58,000	Wachovia Corporation	2,908,700
171,000	Walgreen Co.	8,078,040
175,000	Wal-Mart Stores, Inc.	7,638,750
96,000	Washington Mutual, Inc.	3,389,760
123,000	Watsco, Inc.	5,710,890

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Bear Fund
Schedule of Securities Sold Short (cont.)
September 30, 2007

Shares		Value
90,000	WCI Communities, Inc.	$539,100
15,000	Websense, Inc.	295,950
48,000	Wells Fargo & Company	1,709,760
113,000	Whole Foods Market, Inc.	5,532,480
125,000	Williams-Sonoma, Inc.	4,077,500
77,698	Winnebago Industries, Inc.	1,855,428
440,000	Xerox Corp.	7,629,600
30,000	Yahoo!, Inc.	805,200
50,000	Yamana Gold Inc.	590,660
	TOTAL SECURITIES SOLD SHORT (Proceeds $391,182,137)	$409,597,449

ETF – Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Global Income Fund
Schedule of Investments
September 30, 2007

Shares			Value
		COMMON STOCKS — 6.9%

		CANADA — 4.7%
90,186		Agnico-Eagle Mines Limited	$4,472,805
2,500,000		BacTech Mining Corporation(a)	502,689
445,000		Central Fund of Canada Limited - Class A	4,374,350
300,000		Kinross Gold Corporation(a)	4,494,000
125,000		Meridian Gold, Inc.(a)	4,137,500
			17,981,344
		SOUTH AFRICA — 1.1%
85,000		AngloGold Ashanti Limited - ADR	3,985,650

		UNITED STATES — 1.1%
20,000		Newmont Mining Corp.	894,600
100,000		Royal Gold, Inc.	3,275,000
			4,169,600
		TOTAL COMMON STOCKS (Cost $15,632,452)	26,136,594
Principal
Amount
		CONVERTIBLE BONDS — 0.6%
		BacTech Mining Corporation
3,000,000	CAD	10.000%, 3/15/2009 (Acquired 3/15/04, Cost $2,230,050)(b)(c)(d)	2,111,296
		TOTAL CONVERTIBLE BONDS (Cost $2,230,050)	2,111,296

		STRUCTURED NOTES — 3.3%
		UBS Gold Bullion Notes
$7,000,000		0.000%, 8/29/2008(a)(e)	12,320,000
		TOTAL STRUCTURED NOTES (Cost $7,000,000)	12,320,000

		FOREIGN TREASURY OBLIGATIONS — 70.7%

		AUSTRALIA — 4.1%
		Australian Government Bond
17,125,000	AUD	8.750%, 8/15/2008	15,497,643

		CANADA — 8.1%
		Canadian Treasury Bill
30,998,000	CAD	4.184%, 2/21/2008(f)	30,658,928

		DENMARK — 4.0%
		Kingdom of Denmark Bond
78,980,000	DKK	7.000%, 11/15/2007	15,147,560

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Global Income Fund
Schedule of Investments (cont.)
September 30, 2007

Principal
Amount			Value
		FOREIGN TREASURY OBLIGATIONS — 70.7% (CONT.)

		FRANCE — 9.6%
		French Discount Treasury Bill
25,590,000	EUR	4.149%, 12/06/2007(f)	$36,236,292

		GERMANY — 10.7%
		Bundesschatzanweisungen German Bond
28,495,000	EUR	2.750%, 12/14/2007	40,523,369

		HONG KONG — 4.5%
		Hong Kong Treasury Bill
135,000,000	HKD	3.700%, 1/16/2008(f)	17,200,937

		ITALY — 3.3%
		Republic of Italy Bond
1,410,000,000	JPY	3.800%, 3/27/2008	12,450,939

		NORWAY — 4.7%
		Norwegian Treasury Bill
99,300,000	NOK	4.897%, 9/17/2008(f)	17,599,100

		SINGAPORE — 4.4%
		Singapore Government Bond
24,500,000	SGD	2.625%, 10/01/2007	16,492,763

		SWEDEN — 4.5%
		Swedish Government Bond
109,000,000	SEK	6.500%, 5/05/2008	17,166,726

		SWITZERLAND — 10.8%
		Swiss Government Bond
47,407,000	CHF	4.250%, 1/08/2008	40,924,548

		UNITED KINGDOM — 2.0%
		United Kingdom Treasury Bond
3,650,000	GBP	5.000%, 3/07/2008	7,459,290
		TOTAL FOREIGN TREASURY OBLIGATIONS
		(Cost $249,752,836)	267,358,095
Shares
		SHORT-TERM INVESTMENTS — 17.4%

		Mutual Funds — 2.4%
9,018,436		Federated US Treasury Cash Reserve Fund	9,018,436

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Prudent Global Income Fund
Schedule of Investments (cont.)
September 30, 2007

Principal
Amount		Value
	SHORT-TERM INVESTMENTS — 17.4% (CONT.)

	U.S. Treasury Bills — 15.0%
$2,000,000	3.774%, 10/11/2007(f)	$1,997,937
20,000,000	3.797%, 10/18/2007(f)	19,964,759
20,100,000	3.001%, 10/25/2007(f)	20,060,452
13,000,000	3.206%, 11/01/2007(f)	12,964,722
2,000,000	3.341%, 11/08/2007(f)	1,993,071
		56,980,941
	TOTAL SHORT-TERM INVESTMENTS (Cost $65,999,377)	65,999,377
	Total Investments (Cost $340,614,715) — 98.9%	373,925,362
	Other Assets in Excess of Liabilities — 1.1%	4,341,101
	TOTAL NET ASSETS — 100.0%	$378,266,463

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Fair valued security.
(c)	Restricted security.
(d)	Private placement issue.
(e)	Redemption value linked to the value of gold bullion.
(f)	Rate shown is the calculated yield to maturity.
ADR	American Depository Receipt
AUD	Australian Dollars
GBP	British Pounds
CAD	Canadian Dollars
DKK	Danish Krone
EUR	European Monetary Units
HKD	Hong Kong Dollars
JPY	Japanese Yen
NOK	Norwegian Kroner
SGD	Singapore Dollars
CHF	Swiss Francs
SEK	Swedish Krona

The accompanying notes are an integral part of these financial statements.

Prudent Bear Funds, Inc.

Notes to the Financial Statements
September 30, 2007

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Prudent Bear Funds, Inc. (the “Company”) was incorporated on October 25, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”). The Company currently consists of a diversified series, the Prudent Bear Fund, and a non-diversified series, the Prudent Global Income Fund (formerly the Prudent Safe Harbor Fund) (each a “Fund” and collectively the “Funds”). The investment objectives of the Funds are set forth below.

The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund’s prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

The investment objective of the Prudent Global Income Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations and equity securities of companies that mine gold. The Prudent Global Income Fund commenced operations on February 2, 2000.

The following is a summary of significant accounting policies consistently followed by the Funds.

a)
Investment Valuation– Common stocks, preferred stocks and securities sold short that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Securities listed on the NASDAQ Global Market are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by an independent pricing service. Mutual fund investments are valued at the net asset value on the day the valuation is made.  Short-term instruments (those with

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.  Other assets and securities for which no quotations are readily available (or which are deemed unreliable) are valued at fair value as determined in good faith by David W. Tice & Associates, LLC (the “Adviser”) in accordance with procedures approved by the Board of Directors of the Company.  Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) warrants; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.  At September 30, 2007, fair valued investments represent 3.1% and 0.6% of net assets in the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

b)
Short Positions– The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market values of securities sold, but not yet purchased, may require purchasing the securities at values which may differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund’s receivables from brokers for proceeds on securities sold short are with two major securities dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

c)
Written Option Accounting– The Funds may write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date, the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund’s basis in the underlying security will be reduced by the premium originally received.

d)
Futures Contracts and Options on Futures Contracts– The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Global Income Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

e)
Risks of Options, Futures Contracts and Options onFutures Contracts– The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

f)
Collateral on Short Sales, Written Options and Futures Contracts– As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily.

g)
Purchased Option Accounting– Premiums paid for option contracts purchased are included in the Statements of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

h)
Foreign Securities– Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

i)
Foreign Currency Translations– The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of debt securities and payables and receivables arising from trade date and settlement date differences.

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

j)
Restricted Securities– The Prudent Bear Fund and the Prudent Global Income Fund own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At September 30, 2007, the Prudent Bear Fund and the Prudent Global Income Fund had restricted securities with an aggregate value of $24,450,335 and $2,111,296, respectively, representing 3.1% and 0.6% of the net assets of the Prudent Bear Fund and the Prudent Global Income Fund, respectively.

k)
Distributions to Shareholders– Dividends from net investment income, if any, are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Global Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually by each of the Funds.

l)
Federal Income Taxes– No provision for federal income taxes has been made since the Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

m)
Use of Estimates– The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

n)
Guarantees and Indemnifications– In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

o)	Other– Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $11,408,788 of interest earned on receivables from brokers for proceeds on securities sold short. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

2.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

Prudent Bear Fund

No Load Shares:
	Year Ended
	September 30, 2007
	Amount	Shares
Sold	$447,310,854	76,466,821
Redemption fees	215,615	—
Issued as reinvestment of dividends	16,944,384	2,988,427
Redeemed	(379,073,026)	(65,291,227)
Net Increase	$85,397,827	14,164,021
Shares Outstanding:
Beginning of Period		111,307,474
End of Period		125,471,495

Class C Shares:
	Year Ended
	September 30, 2007
	Amount	Shares
Sold	$24,795,363	4,397,449
Redemption fees	1,359	—
Issued as reinvestment of dividends	507,809	92,666
Redeemed	(12,117,821)	(2,160,815)
Net Increase	$13,186,710	2,329,300
Shares Outstanding:
Beginning of Period		5,562,226
End of Period		7,891,526

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

No Load Shares:	Year Ended
	September 30, 2006
	Dollars	Shares
Issued	$491,154,870	83,375,346
Redemption fees	373,874	—
Issued as reinvestment of dividends	3,595,735	668,352
Redeemed	(278,094,369)	(48,014,983)
Net Increase	$217,030,110	36,028,715
Shares Outstanding:
Beginning of Period		75,278,759
End of Period		111,307,474

Class C Shares:
	Year Ended
	September 30, 2006
	Dollars	Shares
Issued	$19,605,715	3,485,099
Redemption fees	8,148	—
Issued as reinvestment of dividends	117,009	22,459
Redeemed	(8,630,837)	(1,539,945)
Net Increase	$11,100,035	1,967,613
Shares Outstanding:
Beginning of Period		3,594,613
End of Period		5,562,226

Prudent Global Income Fund
	Year Ended
	September 30, 2007
	Amount	Shares
Sold	$138,786,172	10,926,434
Redemption fees	22,147	—
Issued as reinvestment of dividends	15,494,230	1,233,564
Redeemed	(149,682,558)	(11,868,155)
Net Increase	$4,619,991	291,843
Shares Outstanding:
Beginning of Period		28,140,337
End of Period		28,432,180

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

	Year Ended
	September 30, 2006
	Dollars	Shares
Issued	$149,501,678	12,196,509
Redemption fees	32,998	—
Issued as reinvestment of dividends	2,128,752	184,148
Redeemed	(168,987,580)	(13,978,683)
Net Decrease	$(17,324,152)	(1,598,026)
Shares Outstanding:
Beginning of Period		29,738,363
End of Period		28,140,337

3.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments, excluding short-term investments and options, by the Funds for the year ended September 30, 2007, were as follows:

	Prudent Bear Fund	Prudent Global Income Fund
Purchases	$648,848,244	$87,847,972
Sales	862,146,546	70,332,724

Included in these amounts were purchases and sales of long-term U.S. government securities, for the year ended September 30, 2007, as follows:

	Prudent Bear Fund	Prudent Global Income Fund
Purchases	$—	$—
Sales	22,000,000	—

At September 30, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

	Prudent Bear Fund	Prudent Global Income Fund
Cost of investments	$771,329,243	$342,991,015
Gross unrealized appreciation	$75,758,427	$31,053,102
Gross unrealized depreciation	(78,146,983)	(118,755)
Net unrealized appreciation (depreciation)	$(2,388,556)	$30,934,347
Undistributed ordinary income	$18,008,505	$6,270,722
Undistributed long-term capital gain	—	7,305,188
Total distributable earnings	$18,008,505	$13,575,910
Other accumulated earnings (losses)	$(137,381,854)	$186,894
Total accumulated earnings (losses)	$(121,761,905)	$44,697,151

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

The cost basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, Section 1256 Mark to Market, and passive foreign investment company (PFIC) adjustments for tax purposes. Undistributed ordinary income for tax purposes at September 30, 2007 takes into consideration the currently estimated effects of mark-to-market tax basis adjustments for PFIC investments, and these estimates may change upon final determination for tax purposes.

The tax character of distributions paid during the year ended September 30, 2007 and the year ended September 30, 2006 were as follows:

Prudent Bear Fund
	Year Ended	Year Ended
	September 30, 2007	September 30, 2006
Ordinary income	$20,472,272	$4,419,738
Long-term capital gain	—	—
	$20,472,272	$4,419,738
Prudent Global Income Fund
	Year Ended	Year Ended
	September 30, 2007	September 30, 2006
Ordinary income	$6,726,497	$603,095
Long-term capital gain	10,574,453	1,753,869
	$17,300,950	$2,356,964

The Prudent Bear Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gains to zero for the tax year ended September 30, 2007. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax components of capital loss carryovers as of September 30, 2007, and tax-basis post-October loss deferrals (recognized for tax purposes on October 1, 2007) are as follows:

	Net Capital Loss Carryover*	Capital Loss Carryover Expiration
Prudent Bear Fund	$2,974,983	2011
	90,004,020	2012
	36,433,089	2013
	19,131,095	2014
	399,105	2015
	$148,942,292
Prudent Global Income Fund	—	—

*	Capital gain distributions will resume in the future to the extent gains are realized in excess of the available capital loss carryovers.

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2007, the following table shows the reclassifications made:

		Prudent Global
	Prudent Bear Fund	Income Fund
Capital stock	$—	$6
Accumulated net investment income	33,736	6,553,082
Accumulated undistributed net realized gain (loss)	(33,736)	(6,553,088)

The permanent differences primarily relate to foreign currency adjustments with differing book and tax methods.

For the fiscal year ended September 30, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income were as follows (unaudited):

Prudent Bear Fund	0.00%
Prudent Global Income Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2007 were as follows (unaudited):

Prudent Bear Fund	0.00%
Prudent Global Income Fund	0.00%

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended September 30, 2007 were as follows (unaudited):

Prudent Bear Fund	0.00%
Prudent Global Income Fund	0.00%

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended September 30, 2007 were as follows (unaudited):

Prudent Bear Fund	0.00%
Prudent Global Income Fund	0.00%

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, LLC. Pursuant to its advisory agreements with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Global Income Fund, respectively, as applied to the Funds’ daily net assets. Certain officers of the Adviser are also officers of the Funds.

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. Quasar Distributors, LLC (“Quasar”) serves as distributor and principal underwriter for the Funds.

5.	EXPENSE REDUCTIONS AND RECOVERY

The Adviser directed certain of the Funds’ portfolio trades to brokers at best price and execution and generated directed brokerage credits to reduce certain U.S. Bancorp and U.S. Bank, N.A. service provider fees.  Shareholders benefit under this arrangement as the net expenses of the Funds do not include such service provider fees.  For the year ended September 30, 2007, the Prudent Bear Fund’s expenses and the Prudent Global Income Fund’s expenses were reduced by $239,369 and $28,690, respectively, by utilizing directed brokerage credits.  In accordance with Securities and Exchange Commission requirements, such amount, when incurred, is required to be shown as an expense and will be included in each of the U.S. Bancorp and U.S. Bank, N.A. fees in the Statement of Operations.

Under the terms of the Prudent Global Income Fund’s Investment Advisory Agreement with David W. Tice & Associates, LLC, any Fund expenses waived or reimbursed by the Adviser may be recovered by the Adviser to the extent actual operating expenses for the following three years are less than the expense limitation caps at the time of the waiver or reimbursement.  During the year ended September 30, 2007, the Adviser did not recover any expenses from the Prudent Global Income Fund.

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

6.	FUTURES CONTRACTS

At September 30, 2007, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized depreciation of $7,941,875 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

		Market Value
Number of		of Underlying	Unrealized
Contracts	Underlying Instrument	Instrument	Depreciation
(135)	NASDAQ 100 Index Futures
	December 2007	$(28,539,000)	$(1,620,000)
(200)	Russell 2000 Index Futures
	December 2007	(81,320,000)	(2,730,625)
(250)	S&P 500 Index Futures
	December 2007	(96,131,250)	(3,591,250)
		$(205,990,250)	$(7,941,875)

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

7.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Prudent Bear Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2006 through September 30, 2007.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

	Share			Share
	Balance At			Balance At	Value At	Realized
	Oct. 1,			Sept. 30,	Sept. 30,	Gains
Issuer Name	2006	Purchases	Sales	2007	2007	(Losses)
Benton Resources Corporation	—	3,000,000	—	3,000,000	$3,528,879	$—
Brilliant Mining Corp.	4,000,000	—	—	4,000,000	7,198,512	—
Capstone Mining Corp.	6,810,681	—	300,000	6,510,681	19,571,645	552,526
Cash Minerals Ltd.*	4,975,000	—	500,000	4,475,000	3,374,303	245,740
Crosshair Exploration
& Mining Corp.*	3,866,200	—	3,366,200	500,000	990,298	3,297,788
Franklin Lake Resources Inc.*	857,143	—	—	857,143	128,572	—
Fury Explorations Ltd.	2,100,000	—	—	2,100,000	1,330,116	—
Geologix Explorations, Inc.*	—	2,700,000	1,915,000	785,000	1,389,031	(132,688)
Golden Cycle Gold Corporation	1,298,265	—	—	1,298,265	10,580,860	—
Grande Portage Resources Ltd.*	—	2,800,000	1,000,000	1,800,000	624,341	(402,391)
International KRL
Resources Corp.*	3,300,000	—	1,000,000	2,300,000	369,979	121,934
Niblack Mining Corp.	1,007,500	1,872,500	222,500	2,657,500	1,496,205	—
Northern Lion Gold Corp.*	1,890,000	—	1,890,000	—	—	(95,069)
Rimfire Minerals Corporation	1,821,403	—	—	1,821,403	3,387,720	—
Sabina Silver Corporation*	3,592,300	750,000	4,342,300	—	—	4,825,160
Selkirk Metals Corp.	—	3,570,000	—	3,570,000	3,876,338	—
Silverstone Resources Corp.	2,170,227	1,485,113	—	3,655,340	8,286,807	—
Sonic Technology
Solutions, Inc.*	1,316,300	750,000	750,000	1,316,300	436,716	—
Trade Winds Ventures Inc.*	3,152,900	2,625,000	5,777,900	—	—	(1,309,193)
						$7,103,807

*	Issuer was not an affiliate as of September 30, 2007.

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

The following issuers are affiliated with the Prudent Global Income Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period from October 1, 2006 through September 30, 2007.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940, the issuers are:

	Share			Share
	Balance At			Balance At	Value At
	Oct. 1,			Sept. 30,	Sept. 30,	Realized
Issuer Name	2006	Purchases	Sales	2007	2007	Losses
BacTech Mining Corporation*	3,371,100	—	871,100	2,500,000	$502,689	$(612,861)
						$(612,861)

*	Issuer was not an affiliate as of September 30, 2007.

8.	SERVICE AND DISTRIBUTION PLAN

The Funds have adopted Service and Distribution Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds’ average daily net assets for the Prudent Bear Fund – No Load shares and the Prudent Global Income Fund and up to 1.00% for the Prudent Bear Fund – Class C shares. The currently approved rate for the Prudent Bear Fund – No Load shares and the Prudent Global Income Fund is 0.25% of average daily net assets. The currently approved rate for the Prudent Bear Fund – Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $1,635,511 for the No Load Shares and $328,783 for the Class C Shares pursuant to the Plans for the year ended September 30, 2007. The Prudent Global Income Fund incurred $868,401 pursuant to the Plan for the year ended September 30, 2007.

9.	NEW ACCOUNTING STANDARDS

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of

Prudent Bear Funds, Inc.

Notes to the Financial Statements (continued)

tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, the FASB issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Prudent Bear Funds, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
  Prudent Bear Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudent Bear Fund and Prudent Global Income Fund (constituting Prudent Bear Funds, Inc., hereafter referred to as the “Funds”) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
November 26, 2007

Prudent Bear Funds, Inc.

Availability of Quarterly Portfolio Schedule

Beginning with the Funds’ fiscal quarter ending December 31, 2004, the Funds filed their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q.  The Funds will file Form N-Q for the first and third quarters of each fiscal year.  The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information

Information on how the Funds voted proxies relating to their portfolio securities during the twelve month period ending June 30, 2007 is available at the Funds’ website at http://www.prudentbear.com or on the website of the SEC at http://www.sec.gov.

Prudent Bear Funds, Inc.

Information About Directors and Officers

The business and affairs of the Funds are managed by its officers under the direction of the Funds’ Board of Directors. Information pertaining to the directors and officers of the Funds are set forth below.  The SAI includes additional information about the Funds’ officers and directors and is available, without charge, upon request by calling 1-800-711-1848.

Number of
Portfolios
				in Fund	Other
		Term of	Principal	Complex	Directorships
	Position(s)	Office and	Occupation(s)	Overseen	Held by
	Held with	Length of	During Past	by Officer	Officer
Name, Address and Age	the Fund	Service	5 Years	or Director	or Director
David W. Tice *	Director,	Director -	President and	2	Prudent
43-46 Norre Gade	President	Indefinite,	Chief Compliance		Global Gold
Suite 137	and	since 1995	Officer of David		Fund, Prudent
St. Thomas,	Treasurer	President –	W. Tice &		Global
USVI 00802		1 yr term,	Associates, LLC,		Natural
Age: 53		since 1995	the adviser of the		Resources
		Treasurer –	Funds; President		Offshore
		1 yr term,	of David W. Tice		Fund, Ltd.
		since 1995	& Assoc., Inc.,
BTN Research,
Inc., David W. Tice
Management, LLC
and Behind the
Numbers, LLC;
Partner & Employee,
ISS, LLLP

Gregg Jahnke *	Director,	Director –	Analyst, senior	2	Prudent
8140 Walnut Hill Lane	Vice	Indefinite,	strategist, and		Global
Suite 300	President	since 1995	Chief Compliance		Gold
Dallas, TX 75231	and	(resigned	Officer for David		Fund
Age: 49	Secretary	May 29, 2002	W. Tice & Assoc.,
		and reinstated	Inc.
September 23,
2002) Vice
President –
1 yr term,
since 1995
Secretary –
1 yr term,
since 1995

David Eric Luck	Independent	Indefinite,	Private investor	2	None
8332 Briar Drive	Director	since 1995	and writer. Former
Dallas, TX 75243			CEO of Redstone
Age: 53			Oil & Gas Company

Prudent Bear Funds, Inc.

Information About Directors and Officers (cont.)

Number of
Portfolios
				in Fund	Other
		Term of	Principal	Complex	Directorships
	Position(s)	Office and	Occupation(s)	Overseen	Held by
	Held with	Length of	During Past	by Officer	Officer
Name, Address and Age	the Fund	Service	5 Years	or Director	or Director
Elwyn Kim Evans	Independent	Indefinite,	Private investor	2	None
690 Osceola Avenue #404	Director	since 2000
Winter Park, FL 32789
Age: 62

Edmund M. McCarthy	Independent	Indefinite,	Principal,	2	None
6060 SW 85th Street	Director	since 2002	President and
Miami, FL 33143			CEO of Financial
Age: 72			Risk Management
Advisors Co.

Guy Talarico	Chief	1 yr term,	CEO of ALARIC	2	None
41 Madison Avenue	Compliance	since July	Compliance
36th Floor	Officer	2006	Services, LLC.
New York, NY 10010			Former Co-CEO of
Age: 51			EOS Compliance
Services, LLC
(2004-2005) and
former Senior
Director of Investors
Bank & Trust
Institutional Custody
Division (2001-2004)

*	Denotes a director who is an “interested person” as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Prudent Bear Funds, Inc.

Investment Adviser
David W. Tice & Associates, LLC
43-46 Norre Gade, Suite 137
St. Thomas, U.S. Virgin Islands  00802
http://www.prudentbear.com

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin  53201
1-800-711-1848

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Milwaukee, Wisconsin  53202

Legal Counsel
Foley & Lardner LLP
Milwaukee, Wisconsin  53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees and tax fees by the principal accountant.

	FYE 9/30/2007	FYE 9/30/2006
Audit Fees	$101,000	$95,000
Audit-Related Fees	$0	$0
Tax Fees	$34,900	$32,400
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant or to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Prudent Bear Funds, Inc.

By (Signature and Title)   /s/David W. Tice
                                                             David W. Tice, President

Date   December 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/David W. Tice
                                                             David W. Tice, President

Date   December 5, 2007

By (Signature and Title)   /s/David W. Tice
                                             David W. Tice, Treasurer

Date   December 5, 2007